[ALPHA STRATEGIES I FUND LOGO]

                                   PROSPECTUS
                                 August 16, 2002

                                www.aipfunds.com

     These securities have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission nor has the Securities and Exchange Commission or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.


                             ALPHA STRATEGIES I FUND

AIP Alternative Strategies Funds currently offers one fund series to investors -- Alpha Strategies I Fund. The Fund is non-diversified and its investment objective is to achieve consistent absolute returns with low correlation to traditional financial market indices. As with any mutual fund, there can be no guarantee that the investment objective of the Fund will be achieved.

This prospectus has information you should know before investing. Please read it carefully and keep it with your investment records.

Investment Adviser
Alternative Investment Partners, LLC

Portfolio Research Consultant
Trust Advisors, LLC

Investment Sub-Advisers
CapitalWorks Investment Partners, LLC
Smith Breeden Associates, Inc.
Twin Capital Management, Inc.
Zacks Investment Management, Inc.

The Fund intends to file a request for an exemptive order from the Securities and Exchange Commission that will permit the Adviser, subject to approval by the Fund's Board of Trustees, to change sub-advisers engaged by the Adviser to conduct the investment programs of the Fund without shareholder approval. There can be no assurance that such an order will be granted. The Adviser will not change sub-advisers without shareholder approval unless and until such exemptive relief has been obtained.



                          TABLE OF CONTENTS

   RISK/RETURN SUMMARY....................................................... 1
   PERFORMANCE............................................................... 7
   FEES AND EXPENSES......................................................... 8
   INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES,
     POLICIES AND PRINCIPAL RISKS............................................ 9
   MASTER/FEEDER FUND STRUCTURE..............................................15
   INVESTMENT ADVISER........................................................16
   PORTFOLIO RESEARCH CONSULTANT.............................................18
   INVESTMENT SUB-ADVISERS...................................................18
   NET ASSET VALUE...........................................................20
   HOW TO PURCHASE SHARES....................................................21
   REDEMPTIONS...............................................................23
   TAX STATUS, DIVIDENDS AND DISTRIBUTIONS...................................28
   NOTICE OF PRIVACY POLICY & PRACTICES......................................29

See the Fund's Notice of its Privacy Policy on the last page of this prospectus.



                               RISK/RETURN SUMMARY

Investment Objective
The Fund seeks to achieve consistent absolute returns with low correlation to traditional financial market indices.

Principal Investment Strategy
In an attempt to achieve its objective, the Fund plans to invest at least 80% of its assets in securities that afford strategic and tactical opportunities to employ absolute return strategies utilizing a variety of publicly traded securities. These securities may include common and preferred stock, and other debt instruments including convertible debt, options and futures. The Fund will provide shareholders with 60 days notice before changing its 80% investment policy, which policy may be changed without shareholder vote. The Fund may take temporary defensive positions in high quality, U.S. short-term debt securities or other money market instruments in response to adverse market, economic, political or other conditions. In addition, the Fund may invest in foreign securities, depository receipts relating to foreign securities, securities of companies in initial public offerings, and may enter into equity, interest rate, index and currency rate swap agreements.

Absolute Return Strategies: Alternative Investment Partners, LLC (the "Adviser") seeks to utilize multiple sub-advisory firms (the "Sub-Advisers"), rather than a single firm, that employ various absolute return strategies whose performance is not correlated with major financial market indices. Although the Adviser believes that the use of such Sub-Advisers may mitigate losses in generally declining markets, there can be no assurance that losses will be avoided. Investment strategies that have historically been non-correlated or demonstrated low correlations to one another or to major world financial market indices may become correlated at certain times, such as during a liquidity crisis in global financial markets. During such periods, certain hedging strategies may cease to function as anticipated. The major absolute return strategies to be employed include:

     o    Event Driven Strategies

     o    Relative Value/Arbitrage Strategies

     o    Trading/Market Timing Strategies

     o    Market Neutral Equity Strategies

     o    Long/Short Equity Strategies

     o    Long-Only Equity Strategies

     o    Short Oriented and Short-Only Equity Strategies

     o    Distressed Securities Strategies

     o    Fixed Income and High Yield Investment Strategies

To achieve its objective, the Adviser will utilize Sub-Advisers with expertise in various types of absolute return investment strategies. The Sub-Advisers may use a variety of investment techniques to hedge the Fund against various risks or other factors that generally affect the values of portfolio securities as well as for non-hedging purposes. These techniques may involve the use of derivative transactions, and may change over time as new instruments and techniques are introduced or as a result of regulatory or market developments. These techniques may include simultaneously taking long and short positions on similar stock securities for which there exists an attractive spread to their relative valuations. This may involve having a long position on a stock and a short position on a stock or vice versa. The net effect of such transactions is to remove general market risk from the portfolio, as the long and short nature of offsetting positions tend to cancel out the effect of general market movements on the securities. In instances where a position is entered into that is long-only or short-only, such positions are taken for non-hedging purposes. Certain of these special investment techniques are speculative and involve a high degree of risk, particularly when used for non-hedging purposes.

The Adviser, in conjunction with Trust Advisors, LLC, an investment adviser registered with the Securities and Exchange Commission (the "Research Consultant"), selects the Sub-Advisers for the Fund and allocates the assets of the Fund among its respective Sub-Advisers. The Adviser reviews a wide range of factors in evaluating each Sub-Adviser including, but not limited to, past investment performance during various market conditions, investment strategies and processes used, structures of portfolios and risk management procedures, reputation, experience and training of key personnel, correlation of results with other Sub-Advisers, assets under management and number of clients.

Principal Investment Risks
As with all mutual funds, investing in the Fund entails risks that could cause the Fund and you to lose money. The principal risks of investing in the Fund are as follows:

     o Aggressive Investment Risks: The Fund may employ investment strategies that involve greater risks than the strategies used by typical mutual funds, including short sales (which involve the risk of an unlimited increase in the market of the security sold short, which could result in a theoretically unlimited loss), leverage and derivative transactions. Although many of the Sub-Advisers use hedged strategies, there is no assurance that hedged strategies will protect against losses or perform better than non-hedged strategies, and some Sub-Advisers may use long only or short only strategies. The absolute return strategies employed by the Fund generally will emphasize hedged positions rather than non-hedged positions in securities and derivatives in an effort to protect against losses due to general movements in market prices; however, no assurance can be given that such hedging will be successful or that consistent absolute returns will be achieved.

     o Arbitrage Trading Risks: The principal risk associated with the Fund's arbitrage investment strategies are that the underlying relationships between securities in which the Fund takes investment positions may change in an adverse manner, in which case the Fund may realize losses.

     o Short Sale/Put and Call Options Risks: The Fund may engage in various hedging practices, which by definition entail substantial risks. For example, merger arbitrage strategies generally involve purchasing the shares of an announced acquisition target company at a discount to their expected value upon completion of the acquisition. If an acquisition is called off or otherwise not completed, the Fund may realize losses on the shares of the target company it acquired and on its short position in the acquirer's securities. Also, options transactions involve special risks that may make it difficult or impossible to unwind a position when the Fund desires.

     o Derivative Securities Risks: The Fund may invest in derivative securities. These are financial instruments which derive their performance from the performance of an underlying asset, index, interest rate or currency exchange rate. Derivatives can be volatile and involve various types and degrees of risks, depending upon the characteristics of a particular derivative. Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in a derivative could have a large potential impact on the performance of the Fund. The Fund could experience a loss if derivatives do not perform as anticipated, or are not correlated with the performance of other investments which they are used to hedge or if the Fund is unable to liquidate a position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

     o Distressed Securities Risks: Some of the risks involved with distressed securities include legal difficulties and negotiations with creditors and other claimants that are common when dealing with distressed companies. Because of the relative illiquidity of distressed debt and equity, short sales are difficult, and most funds are primarily long. Some relative value trades are possible, selling short one class of a distressed company's capital structure and purchasing another. Among the many risks associated with distressed investing are the time lag between when an investment is made and when the value of the investment is realized and the legal and other monitoring costs that are involved in protecting the value of the fund's claims.

     o Options and Futures Risks: The Fund may invest in options and futures contracts. The Fund also may invest in so-called "synthetic options" or other derivative instruments written by broker-dealers or other financial intermediaries. Options transactions may be effected on securities exchanges or in the over the counter market. When options are purchased over the counter, the Fund bears the risk that the counter-party that wrote the option will be unable or unwilling to perform its obligations under the option contract. Such options may also be illiquid, and in such cases, the Fund may have difficulty closing out its position. To read about additional information concerning this particular risk, please see "Options and Futures Risks" in "Additional Investment Risks" below.

     o Smaller Capitalization Risks: The Fund may invest in securities without regard to market capitalization. Investments in securities of smaller companies may be subject to more abrupt or erratic market movements then larger, more established companies, because these securities typically are traded in lower volume and issuers are more typically subject to changes in earnings and future earnings prospects.

     o Reverse Repurchase Agreement Risks: The Fund may invest in reverse repurchase agreements, which involve a sale of a security to a bank or securities dealer and the Fund's simultaneous agreement to repurchase the security for a fixed price, reflecting a market rate of interest, on a specific date. These transactions involve a risk that the other party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in a loss to the Fund. Reverse repurchase agreements are a form of leverage, which also may increase the volatility of the Fund.

     o Borrowing Risks: Because the Fund may borrow money from banks or other financial institutions to purchase securities, commonly referred to as "leveraging," the Fund's exposure to fluctuations in the prices of these securities is increased in relation to the Fund's capital. The Fund's borrowing activities will exaggerate any increase or decrease in the net asset value of the Fund. In addition, the interest which the Fund must pay on borrowed money, together with any additional fees to maintain a line of credit or any minimum average balances required to be maintained, are additional costs which will reduce or eliminate any net investment profits. Unless profits on assets acquired with borrowed funds exceed the costs of borrowing, the use of borrowing will diminish the investment performance of the Fund compared with what it would have been without borrowing.

     o High Portfolio Turnover Rate Risk: The Fund's investment strategy may result in high turnover rates. This may increase the Fund's short-term capital appreciation and increase brokerage commission costs. To the extent that the Fund experiences an increase in brokerage commissions due to a higher turnover rate, the performance of the Fund could be negatively impacted by the increased expenses incurred by the Fund. Rapid portfolio turnover also exposes shareholders to a higher current realization of capital gains and this could cause you to pay higher taxes.

     o Non-Diversification Risk: The Fund is not a "diversified" fund, which means the Fund may invest in a relatively small number of issuers making it more susceptible to adverse developments of a single issuer. As a result, investing in the Fund is potentially more risky than investing in a diversified fund that is otherwise similar to the Fund.

     o Credit Risk: Debt obligations are generally subject to the risk that the issuer may be unable to make principal and interest payments when they are due. There is also the risk that the securities could lose value because of a loss of confidence in the ability of the borrower to pay back debt. Non-investment grade debt -- also known as "high-yield bonds" and "junk bonds" -- have a higher risk of default and tend to be less liquid than higher-rated securities.

     o Interest Rate Risk: Fixed income securities are subject to the risk that the securities could lose value because of interest rate changes. For example, bonds tend to decrease in value if interest rates rise. Debt obligations with longer maturities sometimes offer higher yields, but are subject to greater price shifts as a result of interest rate changes than debt obligations with shorter maturities.

     o Swap Agreement Risks: The Fund may enter into equity, interest rate, index and currency rate swap agreements. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns earned on specific assets, such as the return on, or increase in value of, a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. A swap contract may not be assigned without the consent of the counter-party, and may result in losses in the event of a default or bankruptcy of the counter-party.

     o Initial Public Offerings Risks: The Fund may purchase securities of companies in initial public offerings. Special risks associated with these securities may include a limited number of shares available for trading, unseasoned trading, lack of investor knowledge of the company and limited operating history. These factors may contribute to substantial price volatility for the shares of these companies. The limited number of shares available for trading in some initial public offerings may make it more difficult for the Fund to buy or sell significant amounts of shares without unfavorable impact on prevailing market prices. Some companies in initial public offerings are involved in relatively new industries or lines of business, which may not be widely understood by investors. Some of these companies may be undercapitalized or regarded as developmental stage companies without revenues or operating income, or the near-term prospects of achieving them.

     o Investments in Foreign Securities Risks: The Fund may invest in foreign securities and depository receipts relating to foreign securities. Investments in foreign financial markets, including developing countries, present political, regulatory and economic risks which are significant and which may differ in kind and degree from the risks presented by investments in the U.S. financial markets. These may include changes in foreign currency exchange rates or controls, greater price volatility, differences in accounting standards and policies, and in the type and nature of disclosures required to be provided by foreign issuers, substantially less liquidity, controls on foreign investment, and limitations on repatriation of invested capital. The exposure of the Fund to developing country financial markets may involve greater risk than investment in a portfolio investing only in developed country financial markets.

                                   PERFORMANCE

Because the Fund has less than one calendar year of operating history, there is no performance information available at this time.

                                FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

      Shareholder Fees(1) (fees paid directly from your investment)
        Maximum Sales Charge (Load) Imposed on Purchases
           (as a percentage of offering price)..........................
                                                                          None
        Maximum Deferred Sales Charge (Load)
           (as a percentage of offering price)..........................  None
        Maximum Sales Charge (Load) Imposed on Reinvested Dividends
           And Other Distributions......................................  None
        Redemption Fee(2) (as a percentage of amount redeemed)..........  2.00%
        Exchange Fee....................................................  None
        Maximum Account Fee(3)..........................................  None

      Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
        Management Fees.................................................  2.50%
        Distribution (12b-1) Fees.......................................  None
        Other Expenses(4)...............................................  1.24%
           Shareholder Servicing Fee....................................  0.25%
                                                                          -----
        Total Annual Fund Operating Expenses............................  3.99%
                                                                          =====

----------------

(1) Although no sales loads or transaction fees are charged, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund's transfer agent. If a shareholder requests that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund's Transfer Agent. In addition, if a shareholder elects to implement a systematic withdrawal plan, as set forth herein, an annual fee of $15.00 fee will be charged to that shareholder's account.

(2) You will be charged a redemption fee equal to 2.00% of the net amount of the redemption if you redeem your shares less than 365 calendar days after you purchase them. If this fee is imposed it would raise the expenses of your shares. Such fees, when imposed, are credited directly to the assets of the Fund to help defray the expense to the Fund of short-term trading activities. These fees are never used to pay distribution or sales fees or expenses. The redemption fee will not be assessed on certain types of accounts or under certain conditions. Please see the Redemptions section of this prospectus on page 23 for a list of the types of accounts and conditions under which this fee will not be assessed.

(3) IRA accounts will be charged a $12.50 annual maintenance fee.

(4) Other Expenses include, but are not limited to, administration, fund accounting, custody and transfer agency fees. However, Other Expenses do not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles. Please see the Investment Adviser section of this Prospectus on page 16 for a more complete list of these types of expenses.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, you reinvest all dividends and capital gains distributions and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                        1 Year          3 Years
                        ------       ----------
                         $401      $    1,215


                         INVESTMENT OBJECTIVE, PRINCIPAL
                         INVESTMENT STRATEGIES, POLICIES
                               AND PRINCIPAL RISKS

Investment Objective
The Fund seeks to achieve consistent absolute returns with low correlation to traditional financial market indices. The Fund's investment objective may be changed without shareholder approval.

Principal Investment Strategies and Policies
To achieve its investment objective, the Fund, under normal market conditions, will invest at least 80% of its total assets in securities that afford strategic and tactical opportunities to employ relative value and arbitrage trading strategies in a variety of publicly traded securities. The Fund seeks to achieve its objective by allocating its assets among a professionally selected group of Sub-Advisers which employ a variety of investment techniques and strategies. By allocating its assets among a number of Sub-Advisers, the Fund seeks to achieve its investment objective with less risk and lower volatility than if the Fund utilized a single manager or single strategy approach. The Adviser believes that allocating among dissimilar investment styles that utilize different trading strategies and securities provides greater diversification against any market or sector related event volatility. Such a non-correlative approach among styles typically mitigates near-term volatility, as volatility in one sector or style may be offset by lack of volatility or volatility in the opposite direction in another sector or style.

The Adviser seeks to utilize Sub-Advisers that employ various absolute return strategies whose performance is not correlated with major financial market indices. Although the Adviser believes that the use of different trading strategies and securities provides greater diversification which may mitigate losses in generally declining markets, there can be no assurance that losses will be avoided. Investment strategies that have historically been non-correlated or demonstrated low correlation to one another or to major world financial market indices may become correlated at certain times, such as during a liquidity crisis in global financial markets. During such periods, certain hedging strategies may cease to function as anticipated. The major absolute return strategies to be employed include:

     o    Event Driven Strategies

     o    Relative Value/Arbitrage Strategies

     o    Trading/Market Timing Strategies

     o    Market Neutral Equity Strategies

     o    Long/Short Equity Strategies

     o    Long-only Equity Strategies

     o    Short Oriented and Short Only Equity Strategies

     o    Distressed Securities Strategies

     o    Fixed Income and High Yield Investment Strategies

The Adviser, in conjunction with the Research Consultant selects Sub-Advisers for the Fund and allocates the assets of the Fund among its respective Sub-Advisers. The Adviser reviews a wide range of factors in evaluating each Sub-Adviser including, but not limited to, past investment performance during various market conditions, investment strategies and processes used, structures of portfolios and risk management procedures, reputation, experience and training of key personnel, correlation of results with other Sub-Advisers, assets under management and number of clients. As part of its due diligence process, the Adviser utilizes the services of the Research Consultant to conduct a comprehensive review of each Sub-Adviser, its investment process and organization. The Adviser and or Research Consultant conducts interviews of each Sub-Adviser's personnel as well as interviews with third party references and industry sources.

Under normal circumstances the Adviser generally expects to allocate the assets of the Fund among 3 or 4 Sub-Advisers at any given time. However, during the early stages of operations of the Fund, or if the Fund does not raise a threshold level of assets, $50 million, it may not be possible for various reasons to allocate the assets of the Fund among all of the Sub-Advisers selected by the Adviser.

The Adviser regularly evaluates each Sub-Adviser to determine whether its investment program is consistent with the investment objective of the Fund and whether its investment performance is satisfactory. The Adviser may, subject to the approval of the Board of Trustees, change Sub-Advisers engaged by the Adviser to conduct the investment programs of the Fund without shareholder approval.

Other Investment Strategies
The Fund also has the ability to employ strategies including (a) lending its portfolio securities to brokers, dealers and financial institutions; and (b) investing in warrants.

Sub-Adviser Investment Strategies

o Event Driven Strategies: The Fund may employ strategies designed to capture price movements generated by anticipated corporate events such as investing in companies involved in special situations, including, but not limited to, mergers, acquisitions, asset sales, spin-offs, balance sheet restructuring, bankruptcy and other situations.

o Relative Value/Arbitrage Strategies: The Fund may employ strategies that invest both long and short in related securities or other instruments in an effort to take advantage of perceived discrepancies in the market prices for such securities. This may include:

     o Pairs Trading -- long and short positions in securities of different companies in the same industry.

     o    Convertible   Arbitrage  --  hedged   investing  in  the   convertible
          securities of a company. A typical position would be long the convertible bond and short the common stock of the same company.

     o Fixed Income or Interest Rate Arbitrage-- includes interest rate swap arbitrage, U.S. and non-U.S. government bond arbitrage.

     o Trading/Market Timing Strategies: The Fund may employ strategies designed to benefit from cyclical relationships between movement in certain market indices, sectors, security types, etc. that have demonstrated a degree of consistency and correlation to past movements similar in nature and magnitude.

     o Market Neutral Equity Strategies: The Fund may employ strategies designed to exploit equity market inefficiencies, which generally involves being simultaneously invested in long and short matched equity portfolios of the same size, usually in the same market. These strategies are typically constructed to attempt to be beta neutral and attempt to control the industry, sector, market capitalization and other potential market bias exposures.

     o Long/Short Equity Strategies: The Fund may utilize strategies that employ long and short trading strategies applied to common stock, preferred stock and convertible securities of U.S. and foreign issuers. These strategies are typically constructed marginally net long in position, and attempt to yield a low beta (a measure of volatility) and also seek to dampen the effects of industry, sector, market capitalization and other potential bias exposures.

     o Long-Only Equity Strategies: The Fund may employ strategies designed to capitalize on the expertise of certain Sub-Advisers that historically concentrate in the identification of candidates for short selling. Such strategies would likely be employed to hedge or offset long-only equity strategies of similar size in assets and volatility.

     o Distressed Securities Strategies: The Fund may employ strategies designed to invest in the debt, equity, or trade claims of companies in financial distress. Such securities typically trade at substantial discounts to par value, and may be attractive to investors when managers perceive a turnaround will materialize.

     o Fixed Income and High Yield Investment Strategies: The Fund may employ strategies designed to take advantage of deeply discounted debt securities of companies that appear to have significant upside potential. The Fund may invest in debt securities that fall below investment grade debt -- commonly "junk bonds." Additionally, the Fund may invest in mortgage-backed and other fixed income securities of higher credit quality, and derivative securities of traditional fixed income instruments.

Additional Investment Risks
In addition to the Principal Risks of the Fund listed above in the Risk/ Return Summary, investing in the Fund may involve the following additional risks:

     o Options and Futures Risks: The Fund may invest in options and futures contracts. The Fund also may invest in so-called "synthetic options" or other derivative instruments written by broker-dealers or other financial intermediaries. Options transactions may be effected on securities exchanges or in the over the counter market. When options are purchased over the counter, the Fund bears the risk that the counter-party that wrote the option will be unable or unwilling to perform its obligations under the option contract. Such options may also be illiquid, and in such cases, the Fund may have difficulty closing out its position.

          The Fund may purchase and sell call and put options in respect of specific securities, and may write and sell covered or uncovered call and put options. A call option gives the purchaser of the call option, in return for a premium paid, the right to buy the security underlying the option from the writer of the call option at a specified exercise price within a specified time frame. A put option gives the purchaser of the put option, in return for a premium paid, the right to sell the underlying security to the writer of the put option at a specified price within a specified time frame. A covered call option is a call option with respect to an underlying security which the Fund owns. A covered put option is a put option with respect to which the Fund has segregated cash or liquid securities to fulfill the obligation by the option. The purchaser of a put or call option runs the risk of losing his entire investment, paid as the premium, in a relatively short period of time if the option is not "covered" at a gain or cannot be exercised at a gain prior to expiration. The un-covered writer of a call option is subject to a risk of loss if the price of the underlying security should increase and the un-covered writer of a put option is subject to a risk of loss if the price of the underlying security should decrease.

          The Fund may enter into futures contracts in U.S. domestic markets or on exchanges located outside of the U.S. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the U.S. Foreign markets however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets, so that no common clearing facility exists and that an investor may look only to the broker or counter-party for the performance of the contract. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the Commodity Futures Trading Commission. The Fund may not be able to invest in certain foreign futures and option contracts that have not been approved for sale by U.S. persons.

          No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day.

          The Fund may purchase and sell single stock futures, stock index futures contracts, interest rate futures contracts, currency futures and other commodity futures. A stock index future obligates the Fund to pay or receive an amount of cash based upon the value of a stock index at a specified date in the future, such as the Standard & Poors 500 Composite Stock Price Index, NASDAQ High Technology Index, or similar foreign indices. An interest rate futures contract obligates the Fund to purchase or sell an amount of a specific debt security at a future date at a specified price. A currency futures contract obligates the Fund to purchase or sell an amount of a specific currency at a future date at a future price.

     o Securities Lending: The Fund may lend securities from its portfolio to brokers, dealers and financial institutions (but not individuals) in order to increase the return on its portfolio. The principal risk of portfolio lending is potential default or insolvency of the borrower. In either of these cases, the Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities.

     o Warrants Risks: The Fund may invest in warrants, which are derivative instruments that permit, but do not obligate, the holder to purchase other securities. Warrants do not carry with them any right to dividends or voting rights. A warrant ceases to have value if it is not exercised prior to its expiration date.

The Adviser continuously monitors the investment positions owned by the Fund to ensure compliance with the Fund's investment objective and the investment restrictions detailed in the Prospectus and Statement of Additional Information ("SAI"). The Adviser generally expects the Fund's assets to be invested across various industries.

                          MASTER/FEEDER FUND STRUCTURE

In lieu of investing directly, the Fund is authorized to seek to achieve its investment objective by converting to a Master/Feeder Fund Structure pursuant to which the Fund would invest all of its investable assets in an investment company having substantially the same investment objective and policies as the Fund. The Master/Feeder Fund Structure is an arrangement that allows several investment companies with different shareholder-related features or distribution channels, but having substantially the same investment objective, policies and restrictions, to invest all of their assets in the same portfolio instead of managing them separately thus achieving certain economies of scale. The SAI contains more information about the Fund, the Master/Feeder Fund Structure and the types of securities in which the Fund may invest.

                               INVESTMENT ADVISER

Alternative Investment Partners, LLC, 142 Hardscrabble Lake Dr., Chappaqua, NY 10514, a registered investment adviser, is the Fund's investment adviser ("Adviser"). Newly organized as an investment adviser, the Adviser has no previous operating history. The two principals of the Adviser, however, have combined experience in the mutual fund industry in excess of 35 years. Subject to the authority of the Fund's Board of Trustees, the Adviser is responsible for the overall management of the Fund's business affairs. The Adviser invests the assets of the Fund, either directly or via the use of Sub-Advisers, according to the Fund's investment objective, policies and restrictions. Development of the Fund's portfolio investment strategies and allocations to Sub-Advisers, is done on a Team Management basis. The Adviser furnishes at its own expense all of the necessary office facilities, equipment and personnel required for managing the assets of the Fund.

The fee the Fund pays the Adviser is higher than fees typically paid by other mutual funds. This higher fee is attributable in part to the higher expenses and the specialized skills associated with managing alternative investment strategies associated with absolute return target objectives. Pursuant to the Investment Advisory Agreement ("Advisory Agreement"), the Fund pays the Adviser monthly an annual advisory fee of 2.50% of the Fund's average daily net assets. The Trust and the Adviser intend to file for an exemptive order from the Securities and Exchange Commission that would permit the Adviser to change Sub-Advisers for the Fund and to enter into new sub-advisory agreements, without obtaining shareholder approval of the changes. Any such Sub-Adviser change would continue to be subject to approval by the Board of Trustees. This exemption (which is similar to exemptions granted to other investment companies that are operated in a similar manner as the Trust) is intended to facilitate the efficient supervision and management of the Sub-Advisers by the Adviser and the Trustees.

The Adviser is responsible for paying fees to various shareholder servicing agents for performing shareholder servicing functions and maintaining shareholders accounts. These agents have entered into shareholder servicing agreements with the Adviser and perform these functions on behalf of their clients who own shares of the Fund. For this service, the Adviser receives an annual shareholder servicing fee equal to 0.25% of the Fund's average daily net assets.

The Adviser has also entered into an Operating Services Agreement ("Services Agreement") with the Fund to provide virtually all day-to-day services to the Fund. The Fund pays the Adviser an annual operating services fee of 1.24% and a shareholders servicing fee of 0.25% of the Fund's average daily net assets. The combined effect of the Advisory Agreement, the Shareholder Servicing Agreement and the Services Agreement is to place a cap or ceiling on the Fund's ordinary annual operating expenses at 3.99% of the average daily net assets of the Fund, excluding brokerage commissions and portfolio trading transfer tax, interest on Fund borrowing, dividends paid on short sales, taxes, litigation and other extraordinary expenses.

Under the terms of the Services Agreement, subject to the supervision of the Board of Trustees, the Adviser will provide, or arrange to provide, essentially all day-to-day operational services to the Fund. The Adviser pays all fees and expenses associated with the services it provides, including, but not limited to, expenses of legal compliance, shareholder communications and meetings of the shareholders. The Adviser will pay all expenses related to marketing the Fund and related bookkeeping directly from its fee earned pursuant to the Services Agreement.

Steven R. Samson is the Chief Executive Officer and Co-Managing Member of the Adviser and also serves as the President and a Trustee of the Fund. Prior to organizing the Adviser, Mr. Samson was President and CEO of Kinetics Asset Management, Inc. and President and Chairman of the Board of Kinetics Mutual Funds, Inc. from 1999 - 2002. From 1993 to 1999, Mr. Samson was Managing Director at Chase Global Asset Management and Mutual Funds, the Adviser to the Chase Vista Funds. Mr. Samson received a Bachelors degree from City University of New York in 1974 and a Masters degree in Economics from Queens College in 1978.

Lee W. Schultheis is the Chief Investment Officer and Co-Managing Member of the Adviser. Prior to organizing the Adviser, Mr. Schultheis was Chief Operating Officer of Kinetics Asset Management, Inc. and President of Kinetics Funds Distributor, Inc. from 1999 - 2002. From 1995 to 1999, Mr. Schultheis was
President of Vista Funds Distributor, Inc. Mr. Schultheis received a Bachelors degree in Industrial and Labor Relations from Cornell University in 1978.

                          PORTFOLIO RESEARCH CONSULTANT

The Adviser is responsible for selecting the Research Consultant to the Fund. Trust Advisors, LLC, an investment adviser registered with the Securities and Exchange Commission, located at 1375 Kings Highway East, Suite 400, Fairfield, CT 06430, will provide the Adviser with background information and other such research on Sub-Advisers and prospective sub-advisers. The Adviser utilizes the services of the Research Consultant to conduct a comprehensive review of each Sub-Adviser, its investment process and organization. The Research Consultant shall provide the Adviser with research on a wide range of factors on each Sub-Adviser including, but not limited to, past investment performance during various market conditions, investment strategies and processes used, structures of portfolios and risk management procedures, reputation, experience and training of key personnel, correlation of results with other Sub-Advisers and assets under management and number of clients. The Adviser and/or Research Consultant will conduct interviews of each Sub-Advisers' personnel as well as interviews with third party references and industry sources. The Adviser will allocate the assets of the Fund among each Sub-Adviser based on the research conducted by the Research Consultant. The fees payable with respect to the services provided by the Research Consultant are paid by the Adviser directly from its fees received pursuant to the Advisory Agreement.

                             INVESTMENT SUB-ADVISERS

The Adviser is responsible for selecting the Sub-Advisers to the Fund. The Sub-Advisers will be engaged to manage the investments of the Fund in accordance with the Fund's investment objective, policies and limitations and any investment guidelines established by the Adviser and the Board of Trustees. Each Sub-Adviser will be responsible, subject to the supervision and control of the Adviser and the Board of Trustees, for the purchase, retention and sale of securities in the Fund's investment portfolio under its management. Each of the Sub-Advisers listed below rely upon an Adviser Group for the day-to-day management of the portion of the Fund's portfolio that they manage. The Adviser will pay the Sub-Advisers monthly an annual fee equal to 1.00% of the net assets of the Fund allocated to that Sub-Adviser by the Adviser which the Adviser will pay out of the 2.50% Advisory fee paid pursuant to the Advisory Agreement. The Fund is not responsible for the payment of this Sub-Advisory fee.

CapitalWorks Investment Partners, LLC
The Adviser has entered into a sub-advisory agreement with CapitalWorks Investment Partners, LLC ("CapitalWorks"), to manage a portion of the Fund's assets. CapitalWorks is located at 402 West Broadway, 25th Floor, San Diego, CA 92101, and is a registered investment adviser. CapitalWorks provides investment advice, management services and portfolio management services to individually managed accounts for high net worth individuals, investment companies, pension and profit sharing plans, pooled investment vehicles, and charitable organizations. Currently, CapitalWorks manages approximately $975 million in assets.

Smith Breeden Associates, Inc.
The Adviser has entered into a sub-advisory agreement with Smith Breeden Associates, Inc. ("Smith Breeden"), to manage a portion of the Fund's assets. Smith Breeden is located at 100 Europa Drive, Suite 200, Chapel Hill, NC 27517, and is a registered investment adviser. Smith Breeden provides investment advice, management services and portfolio management services to individually managed accounts for high net worth individuals, banking and thrift institutions, investment companies, pension and profit sharing plans, pooled investment vehicles, charitable organizations, other corporate entities, state and municipal governments, and other endowments and foundations. Currently, Smith Breeden manages approximately $22 billion in assets.

Twin Capital Management, Inc.
The Adviser has entered into a sub-advisory agreement with Twin Capital Management, Inc. ("Twin Capital"), to manage a portion of the Fund's assets. Twin Capital is located at 3244 Washington Road, Suite 202, McMurray, PA 15317, and is a registered investment adviser. Twin Capital provides investment advice, management services and portfolio management services to individually managed accounts for high net worth individuals, investment companies, pension and profit sharing plans, pooled investment vehicles, other corporate entities, and state and municipal governments. Currently, Twin Capital manages approximately $411 million in assets.

Zacks Investment Management, Inc.
The Adviser has entered into a sub-advisory agreement with Zacks Investment Management, Inc. ("Zacks"), to manage a portion of the Fund's assets. Zacks is located at 155 North Wacker Drive, Suite 250, Chicago, IL 60606, and is a registered investment adviser. Zacks provides investment advice, management services and portfolio management services to individually managed accounts for individuals, high net worth individuals, banking or thrift institutions, investment companies, pension and profit sharing plans, and pooled investment vehicles. Currently, Zacks manages approximately $260 million in assets.

                                 NET ASSET VALUE

The net asset value per share of the Fund will be determined at 4:00 p.m. on each day the New York Stock Exchange ("NYSE") is open for business and will be computed by determining the aggregate market value of all assets of the Fund less its liabilities divided by the total number of shares outstanding. The NYSE is closed on weekends and most national holidays. The determination of net asset value for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of shares, received before the close of trading on the NYSE on that day.

Options and futures contracts listed for trading on a securities exchange or board of trade shall be valued: (a) at the last quoted price, or (b) at the mean of the last bid and asked prices. In the absence of a sale, Options not listed for trading on a securities exchange or board of trade for which over-the-counter market quotations are readily available shall be valued at the mean of the current bid and asked prices.

                             HOW TO PURCHASE SHARES

You may purchase shares of the Fund at net asset value without any sales or other charge by sending a completed application form to one of the following addresses:
               Regular Mail                   Express/Overnight Mail
               Alpha Strategies I Fund        Alpha Strategies I Fund
               c/o U.S. Bancorp Fund          c/o U.S. Bancorp Fund
               Services, LLC                  Services, LLC
               P.O. Box 701                   615 East Michigan Street
               Milwaukee, Wisconsin           Milwaukee, Wisconsin 53202
               53201-0701

Minimum and Additional Investment Amounts
The minimum initial investment for individuals, IRAs, corporations, partnerships and trusts is $25,000. The minimum for subsequent investments is $250. Shares of the Fund are offered on a continuous basis. The Fund, however, reserves the right, in its sole discretion, to reject any application to purchase shares. Applications will not be accepted unless they are accompanied by a check drawn on a U.S. bank, savings and loan, or credit union in U.S. funds for the full amount of the shares to be purchased. After you open an account, you may purchase additional shares by sending a check together with a note stating the name(s) on the account and the account number, to the above address. Make all checks payable to "AIP Alternative Strategies Funds." The Fund will not accept cash or third party checks.

Note: U.S. Bancorp Fund Services, LLC, the Fund's transfer agent, will charge a $25.00 fee against a stockholder's account, in addition to any loss sustained by the Fund, for any payment check returned to the Transfer Agent for insufficient funds.

When Order is Processed
All shares will be purchased at the net asset value per share next determined after the Fund receives your application or request in good order. All requests received in good order by the Fund before 4:00 p.m. (Eastern time) will be executed on that same day. Requests received after 4:00 p.m. will be processed on the next business day.

Good Order: When making a purchase request, make sure your request is in good order. "Good order" means your purchase request includes:

     o    the name of the Fund
     o    the dollar amount of shares to be purchased
     o    a completed purchase application or investment stub
     o    check payable to AIP Alternative Strategies Funds

Purchase through Brokers

You may invest in the Fund through brokers or agents who have entered into selling agreements with the Fund's distributor. The broker or agent may set their own initial and subsequent investment minimums. Investors may be charged a fee if they effect transactions through broker or agent. The Fund has authorized one or more brokers to receive on its behalf purchase and redemption Orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption Orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption Order when an authorized broker or, if applicable, a broker's authorized designee, receives the Order. Customer Orders will be priced at the Fund's Net Asset Value next computed after they are received by an authorized broker or the broker's authorized designee. You may be charged a fee if you use a broker or agent to buy or redeem shares of the Fund. Finally, various servicing agents use procedures and impose restrictions that may be in addition to, or different from those applicable to investors purchasing shares directly from the Fund. You should carefully read the program materials provided to you by your servicing agent.

Purchase by Wire

If you wish to wire money to invest in the Fund, please call the Fund at 1-877-Low-Beta (1-877-569-2382) to notify the Fund that a wire transfer is coming. You may use the following instructions:

            U.S. Bank, N.A.
            ABA #: 042000013
            Credit: U.S. Bancorp Fund Services, LLC
            Account #: 112-952-137
            Further Credit: Alpha Strategies I Fund
                     (your name/title on the account)
                     (account #)

Automatic Investment Plan
You may participate in the Fund's Automatic Investment Plan, an investment plan that automatically debits money from your bank account and invests it in the Fund through the use of electronic funds transfers or automatic bank drafts. After making an initial investment of at least $25,000, you may elect to make subsequent investments by transfers of a minimum of $100 on specified days of each month into your established Fund account. Please contact the Fund at 1-877-Low-Beta (1-877-569-2382) for more information about the Fund's Automatic Investment Plan.

Retirement Plans
You may purchase shares of the Fund for your individual retirement plans. Please call the Fund at 1-877-Low-Beta (1-877-569-2382) for the most current listing and appropriate disclosure documentation on how to open a retirement account.

                                   REDEMPTIONS

Written Redemption Requests
You will be entitled to redeem all or any portion of the shares credited to your accounts by submitting a written request for redemption to:

Regular Mail                                  Express/Overnight Mail
Alpha Strategies I Fund                       Alpha Strategies I Fund
c/o U.S. Bancorp Fund                         c/o U.S. Bancorp Fund
Services, LLC                                 Services, LLC
P.O. Box 701                                  615 East Michigan Street
Milwaukee, Wisconsin 53201-0701               Milwaukee, Wisconsin 53202

Redeeming by Telephone
You may redeem shares having a value of less than $100,000 by telephone. The proceeds will be sent by mail to the address designated on your account or wired directly to your existing account in any commercial bank or brokerage firm in the United States as designated on your application. To redeem by telephone, call 1-877-Low-Beta (1-877-569-2382). The redemption proceeds normally will be sent by mail or by wire within three business days after receipt of your telephone instructions. IRA accounts are not redeemable by telephone.

The telephone redemption privilege is automatically available to all new accounts. If you do not want the telephone redemption privilege, you must indicate this in the appropriate area on your account application or you must write to the Fund and instruct it to remove this privilege from your account.

The Fund reserves the right to suspend the telephone redemption privileges with respect to your account if the name(s) or the address on the account has been changed within the previous 30 days. Neither the Fund, U.S. Bancorp Fund Services, LLC, nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expenses in acting on such telephone instructions and you will be required to bear the risk of any such loss. The Fund or U.S. Bancorp Fund Services, LLC, or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Fund and/or U.S. Bancorp Fund Services, LLC, do not employ these procedures, they may be liable to you for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

Wire Redemptions
If you request your redemption by wire transfer, you will be required to pay a $15.00 wire transfer fee to U.S. Bancorp Fund Services, LLC to cover costs associated with the transfer but U.S. Bancorp Fund Services, LLC does not charge a fee when transferring redemption proceeds by electronic funds transfer. In addition, your bank may impose a charge for receiving wires.

Systematic Withdrawal Plan
If your individual accounts, IRA or other qualified plan account have a current account value of at least $25,000, you may adopt a Systematic Withdrawal Plan to provide for monthly, quarterly or other periodic checks for any designated amount of $500 or more. U.S. Bancorp Fund Services, LLC will charge you an annual fee of $15.00 per plan to participate. If you wish to open a Systematic Withdrawal Plan, please indicate on your application or contact the Fund at 1-877-Low-Beta (1-877-569-2382).

When Redemptions are Sent
Once the Fund receives your redemption request in "good order" as described below, it will issue a check based on the next determined net asset value following your redemption request. If you purchase shares using a check and soon after request a redemption, the Fund will honor the redemption request, but will not mail the proceeds until your purchase check has cleared (usually within 12 days).

Good Order
Your redemption request will be processed if it is in "good order." To be in good order, the following conditions must be satisfied:

     o The request should be in writing, indicating the number of shares or dollar amount to be redeemed;

     o    The request must identify your account number;

     o The request should be signed by you and any other person listed on the account, exactly as the shares are registered; and

     o If you request the redemption proceeds to be sent to an address other than that of record, or if the proceeds of a requested redemption exceed $100,000, the signature(s) on the request must be guaranteed by an eligible signature guarantor.

When You Need Signature Guarantees
If you wish to change the bank or brokerage account that you have designated on your account, you may do so at any time by writing to the Fund with your signature guaranteed. A signature guarantee assures that a signature is genuine and protects you from unauthorized account transfers. You will need your signature guaranteed if:

     o you request a redemption to be made payable to a person not on record with the Fund; or

     o you request that a redemption be mailed to an address other than that on record with the Fund.

Signatures may be guaranteed by any eligible guarantor institution (including banks, brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations) or by completing a supplemental telephone redemption authorization form. Contact the Fund to obtain this form. Further documentation will be required to change the designated account if shares are held by a corporation, fiduciary or other organization. A notary public cannot guarantee signatures.

Retirement Plans
If you own an IRA or other retirement plan, you must indicate on your redemption request whether the Fund should withhold federal income tax. Unless you elect in your redemption request that you do not want to have federal tax withheld, the redemption will be subject to withholding.

Redeeming through Broker
If shares of the Fund are held by a broker-dealer, financial institution or other servicing agent, you must contact that servicing agent to redeem shares of the Fund. The servicing agent may charge a fee for this service.

Low Balances
If at any time your account balance falls below $25,000, the Fund may notify you that, unless the account is brought up to at least $25,000, your account could be closed. This will not apply to any account balances that drop below $25,000 due to a decline in net asset value. The Fund may, within 30 days, redeem all of your shares and close your account by sending you a check to the address of record. The Fund will not charge any redemption fee on involuntary redemptions.

Redemption Fees
The Fund is designed for long-term investors willing to accept the risks associated with a long-term investment. The Fund is not designed for short-term traders whose frequent purchases and redemptions can generate substantial cash flow. These cash flows can unnecessarily disrupt the Fund's investment program. Short-term traders often redeem when the market is most turbulent, thereby forcing the sale of underlying securities held by the Fund at the worst possible time as far as long-term investors are concerned. Short-term trading drives up the Fund's transaction costs, measured by both commissions and bid/ask spreads, which are borne by the remaining long-term investors. Additionally, redemption of short-term holdings may create missed opportunity costs for the Fund, as the Sub-Advisers are unable to take or maintain positions with certain securities employing certain strategies that require a longer period of time to achieve anticipated results.

For these reasons, the Fund assesses a 2.00% fee on the redemption of the Fund's shares held for less than one year. Redemption fees will be paid to the Fund to help offset transaction costs. The Fund reserves the right to waive the redemption fee, subject to its sole discretion in instances it deems not to be disadvantageous to the Fund.

The Fund will use the first-in, first-out (FIFO) method to determine the one-year holding period. Under this method, the date of the redemption will be compared to the earliest purchase date of shares held in the account. If this holding period is less than one year, the redemption fee will be assessed. In determining "one year" the Fund will use the anniversary date of a transaction. Thus, shares purchased on September 1, 2002, for example, will be subject to the fee if they are redeemed on or prior to August 31, 2003. If they are redeemed on or after September 1, 2003, the shares will not be subject to the redemption fee. The redemption fee will be applied on redemptions of each investment made by a shareholder that does not remain in the Fund for a one-year period from the date of purchase.

The redemption fee will not apply to any shares purchased through reinvested distributions (dividends and capital gains), or to redemptions made under the Fund's Systematic Withdrawal Plan, as these transactions are typically de minimis. This fee will also not be assessed to the participants in employer-sponsored retirement plans that are held at the Fund in an omnibus account (such as 401(k), 403(b), 457, Keogh, Profit Sharing Plans, and Money Purchase Pension Plans) or to accounts held under trust agreements at a trust institution held at the Fund in an omnibus account, however, the redemption fee will be assessed at the omnibus account level if the omnibus account is held at the Fund for less then one year. The redemption fee will also not be assessed to accounts of the Adviser or its affiliates used to capitalize the Fund as such accounts will be used specifically to control the volatility of shareholder subscriptions and redemption to avoid adverse effects to the Fund.

                              TAX STATUS, DIVIDENDS
                                AND DISTRIBUTIONS

The Fund intends to distribute substantially all of its net investment income and net capital gain in December. Both distributions will be reinvested in shares of the Fund unless you elect to receive cash. Dividends from net investment income (including any excess of net short-term capital gain over net long-term capital loss) are taxable to investors as ordinary income, while distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are taxable as long-term capital gain, regardless of your holding period for the shares. The Fund expects that, as a result of its investment objectives and strategies, its distributions will consist primarily of short-term capital gains, which are taxable as ordinary income. Certain dividends or distributions declared in October, November or December will be taxed to shareholders as if received in December if they are paid during the following January. Each year the Fund will inform you of the amount and type of your distributions. IRAs and other qualified retirement plans are exempt from federal income taxation.

On the account application, you will be asked to certify that your social security number or tax payer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you are subject to backup withholding or you did not certify your taxpayer identification number, the IRS requires the Fund to withhold 30.5% of any dividend and redemption or exchange proceeds. The Fund reserves the right to reject any application that does not include a certified social security or taxpayer identification number. If you do not have a social security number, you should indicate on the purchase form that your application to obtain a number is pending. The Fund is required to withhold taxes if a number is not delivered to the Fund within seven days.

This summary is not intended to be and should not be construed to be legal or tax advice to any current holder of the Fund's shares. You should consult your own tax advisors to determine the tax consequences of owning Fund shares.

                            NOTICE OF PRIVACY POLICY
                                   & PRACTICES

Your privacy is important to us. We are committed to maintaining the confidentiality, integrity and security of your personal information. When you provide personal information, we believe that you should be aware of policies to protect the confidentiality of that information.

We collect the following nonpublic personal information about you:

     o Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth; and

     o Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information.

We do not disclose any nonpublic personal information about our current or former shareholders to nonaffiliated third parties, except as permitted by law. For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions. Furthermore, we restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

                             ALPHA STRATEGIES I FUND

                 Adviser...............        Alternative Investment
                                               Partners, LLC
                                               142 Hardscrabble Lake Dr.
                                               Chappaqua, NY 10514

                 Distributor...........        Quasar Distributors, LLC
                                               615 East Michigan Street
                                               Milwaukee, WI 53202

                 Legal Counsel.........        Spitzer & Feldman P.C.
                                               405 Park Avenue
                                               New York, NY 10022

                 Transfer Agent........        U.S. Bancorp Fund
                                               Services, LLC
                                               615 East Michigan
                                               Street, 3rd Floor
                                               Milwaukee, WI 53202

                 Custodian.............        Custodial Trust Company
                                               101 Carnegie Center
                                               Princeton, NJ 08540

Additional information about the Fund is included in the Statement of Additional Information dated August 16, 2002 (the "SAI"). The SAI is incorporated into this prospectus by reference (i.e., legally made a part of this prospectus). The SAI provides more details about the Fund's policies and management.

To obtain a free copy of the SAI or other information about the Fund, or to make
shareholder    inquires   about   the   Fund,    please   call    1-877-Low-Beta
(1-877-569-2382). You may also write to:

                                 AIP Alternative Strategies Funds
                                 c/o U.S. Bancorp Fund Services, LLC
                                 P.O. Box 701
                                 Milwaukee, Wisconsin 53201-0701

You may review and obtain copies of Fund information at the SEC Public Reference Room in Washington, D.C. Please call 1-202-942-8090 for information relating to the operation of the Public Reference Room. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-0102.




                             ALPHA STRATEGIES I FUND
                  A series of AIP Alternative Strategies Funds


     A no-load, open-end, non-diversified investment company which seeks to achieve consistent absolute returns with low correlation to traditional financial market indices by engaging in various relative value and securities arbitrage strategies.


                       STATEMENT OF ADDITIONAL INFORMATION

                                 August 16, 2002


     This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectus of Alpha Strategies I Fund dated August 16, 2002, a copy of which may be obtained without charge by contacting the Fund's Transfer Agent, U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701 or by calling 1-877-Low-Beta.





                                TABLE OF CONTENTS


THE TRUST......................................................................1

INVESTMENT RESTRICTIONS........................................................2

INVESTMENT OBJECTIVES AND POLICIES.............................................4

MANAGEMENT....................................................................11

CONTROL PERSONS AND PRINCIPAL HOLDERS.........................................14

INVESTMENT ADVISER, SUB-ADVISERS, AND RESEARCH CONSULTANT.....................14

THE DISTRIBUTOR...............................................................18

ALLOCATION OF PORTFOLIO BROKERAGE.............................................18

PORTFOLIO TURNOVER............................................................19

FUND ADMINISTRATION...........................................................19

FUND ACCOUNTING AND TRANSFER AGENT............................................19

CUSTODIAN.....................................................................20

DESCRIPTION OF SHARES.........................................................20

PURCHASE, REDEMPTION AND PRICING OF SHARES....................................20

TAX STATUS....................................................................22

PERFORMANCE INFORMATION.......................................................24

INDEPENDENT ACCOUNTANTS.......................................................26

LEGAL COUNSEL.................................................................26

FINANCIAL STATEMENTS..........................................................26


THE TRUST
--------------------------------------------------------------------------------

     AIP Alternative Strategies Funds (the "Trust"), an open-end management investment company, was organized as a Delaware business trust on April 12, 2002. The Trust currently offers one series of shares to investors, Alpha Strategies I Fund (the "Fund"). The Fund is a non-diversified series and has its own investment objective and policies. The Trust may start another series and offer shares of a new fund under the Trust at any time.

     The authorized capitalization of the Trust consists of 1 billion shares of beneficial interest of $0.001 par value per share (the "Shares"). Shares of the Fund have equal voting rights and liquidation rights, and are voted in the aggregate and not by Fund except in matters where a separate vote is required by the Investment Company Act of 1940 (the "1940 Act") or when the matter affects only the interest of a particular Fund. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned. The Trust does not normally hold annual meetings of shareholders. The Trustees shall promptly call and give notice of a meeting of shareholders for proposals when requested to do so in writing by shareholders holding 10% or more of the Trust's outstanding shares. The Trust will comply with the provisions of Section 16(c) of the 1940 Act in order to facilitate communications among shareholders.

     Each share of the Fund represents an equal proportionate interest in the assets and liabilities belonging to that Fund with each other share of that Fund and is entitled to such dividends and distributions out of the income belonging to the Fund as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any Fund into a greater or lesser number of shares of that Fund so long as the proportionate beneficial interests in the assets belonging to that Fund and the rights of shares of any other Fund are in no way affected. In case of any liquidation of a Fund, the holders of shares of the Fund being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that Fund. Expenses attributable to any Fund are borne by that Fund. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund are allocated by or under the direction of the Trustees in such manner as the Trustees allocate such expenses on the basis of relative net assets or number of shareholders. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

     The assets of the Fund received for the issue or sale of its shares, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, shall constitute the underlying assets of the Fund. In the event of the dissolution or liquidation of the Fund, the holders of shares of the Fund are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

Election to Invest Fund Assets Pursuant to Master/Feeder Fund Structure

     In lieu of investing directly, the Fund is authorized to seek to achieve its investment objective by converting to a Master/Feeder Fund Structure pursuant to which the Fund would invest all of its investable assets in an investment company having substantially the same investment objective and policies as the Fund. The Master/Feeder Fund Structure is an arrangement that allows several investment companies with different shareholder-related features or distribution channels, but having substantially the same investment objective, policies and restrictions, to combine their investments by investing all of their assets in the same portfolio instead of managing them separately.

     Conversion to a Master/Feeder Fund Structure may serve to attract other collective investment vehicles with different shareholder servicing or distribution arrangements and with shareholders that would not have invested in the Fund. In addition, a Master/Feeder Fund Structure may serve as an alternative for large, institutional investors in the Fund who may prefer to offer separate, proprietary investment vehicles and who otherwise might establish such vehicles outside of the Fund's current operational structure. No assurance can be given, however, that the Master/Feeder Fund Structure will result in the Fund stabilizing its expenses or achieving greater operational efficiencies.

     The Fund's methods of operation and shareholder services would not be materially affected by its investment in another investment company ("Master Portfolio") having substantially the same investment objective and polices as the Fund, except that the assets of the Fund may be managed as part of a larger pool of assets. If the Fund invested all of its assets in a Master Portfolio, it would hold beneficial interests in the Master Portfolio; the Master Portfolio would directly invest in individual securities of other issuers. The Fund would otherwise continue its normal operation. The Board would retain the right to withdraw the Fund's investment from a Master Portfolio at any time it determines that it would be in the best interest of shareholders to do so; the Fund would then resume investing directly in individual securities of other issuers or invest in another Master Portfolio.

     The Board of Trustees has authorized this fundamental investment policy to facilitate a conversion to a Master/Feeder Fund Structure in the event that the Board of Trustees determines that such a conversion is in the best interest of the Fund's shareholders. If the Board so determines, it will consider and evaluate specific proposals prior to the implementation of the conversion to a Master/Feeder Fund Structure. Further, the Fund's Prospectus and Statement of Additional Information would be amended to reflect the implementation of the Fund's conversion and its shareholders would be notified.


INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------

     The following investment restrictions have been adopted by the Fund as fundamental policies and may be changed only by the affirmative vote of a majority of the outstanding shares of the Fund. As used in this Statement of Additional Information and in the Fund's prospectus, the term "majority of the outstanding shares of the Fund" means the vote of whichever is less:

     (1) 67% or more of the Fund's shares present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or

     (2)  more than 50% of the Fund's outstanding shares.

     These investment restrictions provide that:

     (1) The Fund may not issue senior securities other than to evidence indebtedness, borrowings or short sales as permitted.

     (2)  The Fund may not borrow money except that it may borrow:

          (a)  for leveraging purposes,

          (b) from banks for temporary or emergency purposes, such as to meet unanticipated shareholder redemptions, or

          (c) by entering into reverse repurchase agreements, if, immediately after any such borrowing, the value of the Fund's assets, including all borrowings then outstanding less its liabilities, is equal to at least 300% of the aggregate amount of borrowings then outstanding (for the purpose of determining the 300% asset coverage, the Fund's liabilities will not include amounts borrowed). Any such borrowings may be secured or unsecured. The Fund may issue securities (including senior securities) appropriate to evidence the indebtedness, including reverse repurchase agreements, which the Fund is permitted to incur.

     (3) The Fund may not underwrite or participate in the marketing of securities issued by other persons except to the extent that the Fund may be deemed to be an underwriter under federal securities laws in connection with the disposition of portfolio securities.

     (4) The Fund may not concentrate its investments in any industry, with the exception of securities issued or guaranteed by the U.S. Government, its agencies, and instrumentalities.

     (5) The Fund may not purchase or sell real estate or real estate mortgage loans as such, but this restriction shall not prevent the Fund from investing in readily marketable interests in real estate investment trusts, readily marketable securities of companies which invest in real estate, or obligations secured by real estate or interests therein.

     (6) The Fund will not lend any of its assets, except as permitted under the Securities Lending restrictions set forth in the Prospectus.

     (7) The Fund may not pledge, mortgage or hypothecate its assets, except to secure borrowings (as set forth above under Investment Restriction 2(a) above), or with respect to a securities lending program.

     (8)  The Fund may not purchase or sell commodities or commodity contracts.

     Non-fundamental investment restrictions may be amended by a majority vote of the Trustees of the Fund without obtaining shareholder approval. Under the non-fundamental investment restrictions, the Fund may not:

     (1) invest more than 15% of the value of its net assets, taken at the time of investment, in illiquid or restricted securities. Restricted securities are those that are subject to legal or contractual restrictions on resale. Illiquid securities are those securities without readily available market quotations, including repurchase agreements having a maturity of more than seven days.

     (2) sell short securities having a total market value in excess of 100% of the value of the net assets of the Fund, and the value of the securities of any one issuer in which the Fund is short may not exceed the lesser of: (x) 10% of the value of the Fund's net assets or (y) 10% of the securities of any class of any issuer.

     (3) (a) sell covered call options the underlying securities of which have an aggregate value (determined as of the date the calls are sold) exceeding 50% of the value of the net assets of the Fund; or (b) invest in put options to the extent that the premiums on protective put options exceed 25% of the value of its net assets; provided that the provisions of this paragraph shall not prevent the purchase, ownership, holding or sale of forward contracts with respect to foreign securities or currencies.

     (4)  purchase   securities  of  other  investment   companies,   except  in
          accordance with the 1940 Act.

     If a particular percentage restriction on investment or utilization of assets as set forth above, is adhered to at the time an investment is made, a later change in percentage resulting from a change in values or assets will not constitute a violation. However, if at any time borrowings exceed 33 1/3% of total assets, the Fund must reduce its borrowings within three business days thereafter. The Fund may exchange securities, exercise any conversion rights or exercise warrants or any other rights to purchase common stock or other equity securities and may hold such securities so acquired without regard to the foregoing investment restrictions.

INVESTMENT OBJECTIVES AND POLICIES
--------------------------------------------------------------------------------

     A more detailed discussion of some of the investment strategies and policies described in the Prospectus (see "Investment Objectives, Policies and Risks") appears below:

Merger Arbitrage
     Although a variety of strategies may be employed depending upon the nature of the reorganizations selected for investment, the most common merger arbitrage activity involves purchasing the shares of an announced acquisition target at a discount from the expected value of such shares upon completion of the acquisition. The size of the discount, or spread, and whether the potential reward justifies the potential risk, are functions of numerous factors affecting the riskiness and timing of the acquisition. Such factors include the status of the negotiations between the two companies (for example, spreads typically narrow as the parties advance from an agreement in principle to a definitive agreement), the complexity of the transaction, the number of regulatory approvals required, the likelihood of government intervention on antitrust or other grounds, the type of consideration to be received and the possibility of competing offers for the target company.

     Because the expected gain on an individual arbitrage investment is normally considerably smaller than the possible loss should the transaction be unexpectedly terminated, Fund assets will not be committed unless the proposed acquisition or other reorganization plan appears to the Alternative Investment Partners, LLC (the "Adviser") to have a substantial probability of success. The expected timing of each transaction is also extremely important since the length of time that the Fund's capital must be committed to any given reorganization will affect the rate of return realized by the Fund, and delays can substantially reduce such returns. See "Portfolio Turnover."

     Trading to seek short-term capital appreciation can be expected to cause the Fund's portfolio turnover rate to be substantially higher than that of the average equity-oriented investment company and, as a result, may involve increased brokerage commission costs which will be borne directly by the Fund and ultimately by its investors. See "Allocation of Portfolio Brokerage" and "Portfolio Turnover." Certain investments of the Fund may, under certain circumstances, be subject to rapid and sizable losses, and there are additional risks associated with the Fund's overall investment strategy, which may be considered speculative.

Special Risks of Over-the-Counter Options Transactions
     As part of its portfolio strategy, the Fund may engage in transactions in options that are traded over-the-counter ("OTC transactions"). OTC transactions differ from exchange-traded transactions in several respects. OTC transactions are transacted directly with dealers and not with a clearing corporation. Without the availability of a clearing corporation, OTC transaction pricing is normally done by reference to information from market makers, which information is carefully monitored by the Adviser and verified in appropriate cases.

     As the OTC transactions are transacted directly with dealers, there is a risk of nonperformance by the dealer as a result of the insolvency of such dealer or otherwise, in which event the Fund may experience a loss. An OTC transaction may only be terminated voluntarily by entering into a closing transaction with the dealer with whom the Fund originally dealt. Any such cancellation, if agreed to, may require the Fund to pay a premium to that dealer. In those cases in which the Fund has entered into a covered transaction and cannot voluntarily terminate the transaction, the Fund will not be able to sell the underlying security until the investment instrument expires or is exercised or different cover is substituted. In such cases, the Fund may not be able to sell an underlying security even though it might otherwise be advantageous to do so.

     It is the Fund's intention to enter into OTC transactions only with dealers which agree to, and which are expected to be capable of, entering into closing transactions with the Fund, although there is no assurance that a dealer will voluntarily agree to terminate the transaction. There is also no assurance that the Fund will be able to liquidate an OTC transaction at any time prior to expiration. OTC transactions for which there is no adequate secondary market will be considered illiquid.

Additional Information on Investment Securities
     The Fund may invest in the following types of securities including those discussed in the Prospectus:

     COMMERCIAL PAPER. Commercial paper consists of short-term unsecured promissory notes issued by corporations in order to finance their current operations. The Fund will only invest in commercial paper rated A-1 by Standard & Poor's Ratings Group ("Standard & Poor's") or Prime-1 by Moody's Investors Service, Inc. ("Moody's") or unrated paper of issuers who have outstanding unsecured debt rated AA or better by Standard & Poor's or Aa or better by Moody's. Certain notes may have floating or variable rates. Variable and floating rate notes with a demand notice period exceeding seven days will be subject to each Fund's policy with respect to illiquid investments unless, in the judgment of the Adviser, such note is liquid.

     The rating of Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: valuation of the management of the issuer; economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; evaluation of the issuer's products in relation to competition and customer acceptance; liquidity; amount and quality of long-term debt; trend of earnings over a period of 10 years; financial strength of the issuer's parent company and the relationships which exist with the issuer; and recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. These factors are all considered in determining whether the commercial paper is rated Prime-1. Issuers of commercial paper rated A (highest quality) by Standard & Poor's have the following characteristics: liquidity ratios are adequate to meet cash requirements; long-term senior debt is rated "A" or better, although in some cases "BBB" credits may be allowed; the issuer has access to at least two additional channels of borrowing; basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; typically, the issuer's industry is well established and the issuer has a strong position within the industry; and the reliability and quality of management are unquestioned. The relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated A-1.

     REPURCHASE AGREEMENTS. Repurchase agreements are agreements by which a person purchases a security and simultaneously commits to resell that security to the seller (a member bank of the Federal Reserve System or recognized securities dealer) at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to repurchase the securities at the agreed upon price, which obligation is in effect secured by the value of the underlying security. The Fund may enter into repurchase agreements with respect to obligations in which the Fund is authorized to invest.

     WARRANTS. The Fund may invest a portion of its assets in warrants. A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt securities or preferred stock, warrants do not pay a fixed coupon or dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of the Fund's entire investment therein).

     INITIAL PUBLIC OFFERINGS. The Fund may purchase shares in initial public offerings (IPOs). Because IPO shares frequently are volatile in price, the Fund may hold IPO shares for a very short period of time. This may increase the turnover of the Fund's portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. By selling shares, the Fund may realize taxable capital gains that it will subsequently distribute to shareholders. Investing in IPOs have added risks because their shares are frequently volatile in price. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund's portfolio

     FOREIGN SECURITIES. Subject to the Fund's investment policies and quality standards, the Fund may invest in the securities of foreign issuers listed on foreign securities exchanges or over-the-counter markets, or which are represented by American Depository Receipts and listed on domestic securities exchange or traded in the United States on over-the-counter markets.

     Because the Fund may invest in foreign securities, an investment in the Fund involves risks that are different in some respects from an investment in a fund that invests only in securities of U.S. domestic issuers. Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies. There may be less governmental supervision of securities markets, brokers and issuers of securities. Securities of some foreign companies are less liquid or more volatile than securities of U.S. companies, and foreign brokerage commissions and custodian fees are generally higher than in the United States. Settlement practices may include delays and may differ from those customary in United States markets. Investments in foreign securities may also be subject to other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets, restrictions on foreign investment and repatriation of capital, imposition of withholding taxes on dividend or interest payments, currency blockage (which would prevent cash from being brought back to the United States), and difficulty in enforcing legal rights outside the United States. Finally, there are many differences in government regulation and supervision of foreign securities exchanges, brokers, listed companies and banks compared to the United States. These differences could negatively impact foreign securities in which the Fund invests.

     NON-DIVERSIFICATION OF INVESTMENTS. The Fund is non-diversified under the 1940 Act, which means that there is no restriction under the 1940 Act on how much the Fund may invest in the securities of any one issuer. However, to qualify for tax treatment as a regulated investment company under the Internal Revenue Code ("Code"), the Fund intends to comply, as of the end of each taxable quarter, with certain diversification requirements imposed by the Code. Pursuant to these requirements, the Fund will, among other things, limit its investments in the securities of any one issuer (other than U. S. Government securities or securities of other regulated investment companies) to no more than 25% of the value of the Fund's total assets. In addition, the Fund, with respect to 50% of its total assets, will limit its investments in the securities of any issuer to 5% of the Fund's total assets, and will not purchase more than 10% of the outstanding voting securities of any one issuer. As a non-diversified investment company, the Fund may be subject to greater risks than diversified companies because of the possible fluctuation in the values of securities of fewer issuers.

     WRITING COVERED CALL OPTIONS. The Fund may write covered call options on equity securities to earn premium income, to assure a definite price for a security that the Fund has considered selling, or to close out options previously purchased. A call option gives the holder (buyer) the right to purchase a security at a specified price (the exercise price) at any time until a certain date (the expiration date). A call option is "covered" if the Fund owns the underlying security subject to the call option at all times during the option period.

     When writing call options on securities, the Fund may cover its position by owning the underlying security on which the option is written. Alternatively, the Fund may cover its position by owning a call option on the underlying security, on a share for share basis, which is deliverable under the option contract at a price no higher than the exercise price of the call option written by the Fund or, if higher, by owning such call option and depositing and maintaining cash or liquid securities equal in value to the difference between the two exercise prices. In addition, a Fund may cover its position by depositing and maintaining cash or liquid securities equal in value to the exercise price of the call option written by the Fund. The principal reason for the Fund to write call options on securities held by the Fund is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone.

     There is no assurance that a closing transaction can be effected at a favorable price. During the option period, the covered call writer has, in return for the premium received, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline.

     WRITING COVERED PUT OPTIONS. The Fund may write covered put options on equity securities to assure a definite price for a security if they are considering acquiring the security at a lower price than the current market price or to close out options previously purchased. A put option gives the holder of the option the right to sell, and the writer has the obligation to buy, the underlying security at the exercise price at any time during the option period. The operation of put options in other respects is substantially identical to that of call options.

     When writing put options on securities, the Fund may cover its position by owning a put option on the underlying security, on a share for share basis, which is deliverable under the option contract at a price no lower than the exercise price of the put option written by the Fund or, if lower, by owning such put option and depositing and maintaining cash or liquid securities equal in value between the two exercise prices. In addition a Fund may cover its position by depositing and maintaining cash or liquid securities equal in value to the exercise price of the put option written by the Fund.

     The risks involved in writing put options include the risk that a closing transaction cannot be effected at a favorable price and the possibility that the price of the underlying security may fall below the exercise price, in which case a Fund may be required to purchase the underlying security at a higher price than the market price of the security at the time the option is exercised.

     OPTIONS TRANSACTIONS GENERALLY. The Fund may write both covered and uncovered options. Option transactions in which the Fund may engage involve the specific risks described above as well as the following risks:

     o the writer of an option may be assigned an exercise at any time during the option period;

     o disruptions in the markets for underlying instruments could result in losses for options investors;

     o imperfect or no correlation between the option and the securities being hedged;

     o the insolvency of a broker could present risks for the broker's customers; and

     o market imposed restrictions may prohibit the exercise of certain options.

     In addition, the option activities of the Fund may affect its portfolio turnover rate and the amount of brokerage commissions paid by the Fund. The success of the Fund in using the option strategies described above depends, among other things, on the Adviser's ability to predict the direction and volatility of price movements in the options and securities markets and the Adviser's ability to select the proper time, type and duration of the options.

     By writing call options, the Fund forgoes the opportunity to profit from an increase in the market price of the underlying security above the exercise price except insofar as the premium represents such a profit. The Fund may also seek to earn additional income through receipt of premiums by writing covered put options. The risk involved in writing such options is that there could be a decrease in the market value of the underlying security. If this occurred, the option could be exercised and the underlying security would then be sold to the Fund at a higher price than its then current market value.

     The Fund may purchase put and call options to attempt to provide protection against adverse price effects from anticipated changes in prevailing prices of securities. The purchase of a put option generally protects the value of portfolio holdings in a falling market, while the purchase of a call option generally protects cash reserves from a failure to participate in a rising market. In purchasing a call option, the Fund would be in a position to realize a gain if, during the option period, the price of the security increased by an amount greater than the premium paid. The Fund would realize a loss if the price of the security decreased or remained the same or did not increase during the period by more than the amount of the premium. If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a realized loss to the Fund.

     The imperfect correlation in price movement between an option and the underlying financial instrument and/or the costs of implementing such an option may limit the effectiveness of the strategy. The Fund's ability to establish and close out options positions will be subject to the existence of a liquid secondary market. Although the Fund generally will purchase or sell only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. If an option purchased by the Fund expires unexercised, the Fund will lose the premium it paid. In addition, the Fund could suffer a loss if the premium paid by the Fund in a closing transaction exceeds the premium income it received. When the Fund writes a call option, its ability to participate in the capital appreciation of the underlying obligation is limited.

     BORROWING. The Fund may borrow to increase its portfolio holdings of securities. Such borrowings may be on a secured or unsecured basis at fixed or variable rates of interest. The Investment Company Act of 1940 requires the Fund to maintain continuous asset coverage of not less than 300% with respect to all borrowings. This allows the Fund to borrow for such purposes an amount (when taken together with any borrowings for temporary or emergency purposes as described below) equal to as much as 50% of the value of its net assets (not including such borrowings). If such asset coverage should decline to less than 300% due to market fluctuations or other reasons, the Fund may be required to dispose of some of its portfolio holdings within three days in order to reduce the Fund's debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to dispose of assets at that time.

     The use of borrowing by the Fund involves special risk considerations that may not be associated with other funds having similar policies. Since substantially all of the Fund's assets fluctuate in value, whereas the interest obligation resulting from a borrowing will be fixed by the terms of the Fund's agreement with their lender, the asset value per share of the Fund will tend to increase more when its portfolio securities increase in value and decrease more when its portfolio securities decrease in value than would otherwise be the case if the Fund did not borrow funds. In addition, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales. The interest which the Fund must pay on borrowed money, together with any additional fees to maintain a line of credit or any minimum average balances required to be maintained, are additional costs which will reduce or eliminate any net investment income and may also offset any potential capital gains. Unless the appreciation and income, if any, on assets acquired with borrowed funds exceed the costs of borrowing, the use of leverage will diminish the investment performance of the Fund compared with what it would have been without leverage.

     ILLIQUID SECURITIES. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933 (the "Securities Act"), securities which are otherwise not readily marketable and securities such as repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requirements. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

     In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. The Board of Trustees may determine that such securities are not illiquid securities notwithstanding their legal or contractual restrictions on resale. In all other cases, however, securities subject to restrictions on resale will be deemed illiquid. The Fund will not knowingly invest more than 15% of the value of its net assets, taken at the time of investment, in illiquid securities, including repurchase agreements providing for settlement in more than seven days after notice, non negotiable fixed time deposits with maturates over seven days, over-the-counter options and certain restricted securities not determined by the Trustee to be liquid.

     SHORT SALES: The Fund may employ various hedging techniques, such as short selling in an effort to reduce the risks associated with certain of its investments. For example, when the terms of a proposed acquisition call for the exchange of common stock and/or other securities, the common stock of the company to be acquired may be purchased and, at approximately the same time, the amount of the acquiring company's common stock and/or other securities to be received may be sold short. The Adviser will make any such short sale with the intention of later closing out (or covering) the short position with the securities of the acquiring company received once the acquisition is consummated. The purpose of the short sale is to protect against a decline in the market value of the acquiring company's securities prior to the acquisition's completion. However, should the acquisition be called off or otherwise not completed, the Fund may realize losses on both its long position in the target company's shares and its short position in the acquirer's securities. At all times when the Fund does not own securities which are sold short, the Fund will maintain long securities available for collateral consisting of cash, cash equivalents and liquid securities equal in value on a daily marked-to-market basis to the securities sold short.

     EQUITY SWAP AGREEMENTS: The Fund may also enter into equity swap agreements for the purpose of attempting to obtain a desired return or exposure to certain equity securities or equity indices in an expedited manner or at a lower cost to the Fund than if the Fund had invested directly in such securities.

     Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on, or increase in value of a particular dollar amount invested in a "basket" of particular securities or securities representing a particular index.

     Forms of swap agreements include:

     (1) equity or index caps, under which, in return for a premium, one party agrees to make payment to the other to the extent that the return on securities exceeds a specified rate, or "cap";

     (2) equity or index floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that the return on securities fall below a specified level, or "floor"; and

     (3) equity or index collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against movements exceeding given minimum or maximum levels.

     Parties may also enter into bilateral swap agreements, which obligate one party to pay the amount of any net appreciation in a basket or index of securities while the counterparty is obligated to pay the amount of any net depreciation.

     The "notional amount" of the swap agreement is only a fictive basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. Most swap agreements entered into by the Fund would calculate the obligations of the parties to the agreement on a "net basis." Consequently, the Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The Fund's current obligations under a swap agreement will be accrued daily (offset against amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of liquid assets. The Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 10% of the Fund's net assets.

     Whether the Fund's use of swap agreements will be successful in furthering its investment objective will depend on the Adviser's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Adviser will cause the Fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Fund's repurchase agreement guidelines. Certain restrictions imposed on the Fund by the Internal Revenue Code may limit the Fund's ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

     TEMPORARY INVESTMENTS: The Fund may adopt temporary defensive positions by investing up to 100% of its net assets in positions that are inconsistent with the Fund's principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions. Depending upon the level of merger activity and other economic and market conditions, the Fund may invest temporarily a substantial portion of its assets in:

     |X| cash or cash equivalents, including money market instruments such as Treasury bills and other short-term obligations of the United States Government, its agencies or instrumentalities;

     |X| commercial paper rated A-1 by S&P or Prime-1 by Moody's. In the case where commercial paper has received different ratings from different rating services, such commercial paper is acceptable so long as at least one rating is in the highest categories of the nationally recognized rating organizations described above; obligations of the U.S. government or its agencies or instrumentalities; and

     |X|  repurchase agreements;

     To the extent the Fund invests in these temporary investments, the Fund may not reach its investment objective.

MANAGEMENT
--------------------------------------------------------------------------------

     The business of the Trust is managed under the direction of the Board of Trustees in accordance with the Declaration of Trust of the Trust, which has been filed with the Securities and Exchange Commission and is available upon request. The Board of Trustees consists of four individuals, three of whom are not "interested persons" (as defined under the 1940 Act) of the Trust and the Adviser ("Independent Trustees"). Pursuant to the Declaration of Trust, the Trustees shall elect officers including a president, secretary and treasurer.
The Board of Trustees retains the power to conduct, operate and carry on the business of the Trust and has the power to incur and pay any expenses which, in the opinion of the Board of Trustees, are necessary or incidental to carry out any of the Trust's purposes. The Trustees, officers, employees and agents of the Trust, when acting in such capacities, shall not be subject to any personal liability except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties. Following is a list of the Trustees and executive officers of the Trust and their principal occupation over the last five years.


Independent Trustees
------------------------------- ------------- --------------------------------- -------------------- ----------------------
    Name, Address and Age       Position*           Principal Occupation            Number of        Other Directorships
                                                 During the Past Five Years     Portfolios in Fund      held by Trustee
                                                       Complex Overseen             by Trustee
------------------------------- ------------- --------------------------------- -------------------- ----------------------
Robert Anderson (61)            Trustee       Senior Vice President Aquila              One                  None
142 Hardscrabble Lake Dr.                     Management Corp. since 1998;
Chappaqua, NY  10514                          From 1995 to 1998 Consultant
                                              for The Wadsworth Group.

Joyce P. Montgomery (52)        Trustee       Retired; Serves as Bank and               One             The New Jersey
142 Hardscrabble Lake Dr.                     Mutual Fund Consultant; Served                          Ballet; The Sailing
Chappaqua, NY  10514                          as President of Money Marketing                           Club, Inc.
                                              Initiatives (a Mutual Fund
                                              Consulting Firm) from 1988 to
                                              1998; Former Executive Vice
                                              President of SunAmerica Asset
                                              Management; Vice President of
                                              Chase Bank

Tom Mann (52)                   Trustee       Managing Principal,                       One                  None
52 Vanderbilt Ave.                            Constellation Financial
NY, NY 10017                                  Management Company LLC
------------------------------- ------------- --------------------------------- -------------------- ----------------------



Interested Trustees and Officers
------------------------------- ------------- --------------------------------- -------------------- ----------------------
    Name, Address and Age       Position*           Principal Occupation            Number of        Other Directorships
    ---------------------       ---------           --------------------            ----------       --------------------
                                                 During the Past Five Years     Portfolios in Fund      held by Trustee
                                                 --------------------------     -------------------     ---------------
                                                                                 Complex Overseen
                                                                                    by Trustee
------------------------------- ------------- --------------------------------- -------------------- ----------------------
Steven R. Samson (48)**         President &   Co-Managing Member and Chief              One                  None
142 Hardscrabble Lake Dr.       Trustee       Executive Officer of the
Chappaqua, NY  10514                          Adviser; President and CEO of
                                              Kinetics Asset Management, Inc.
                                              and President and Chairman of
                                              the Board of Kinetics Mutual
                                              Funds, Inc. from 1999 - 2002.
                                              From 1993 to 1999, Mr. Samson
                                              was Managing Director at Chase
                                              Global Asset Management and
                                              Mutual Funds, the Adviser to
                                              the Chase Vista Funds.

Lee Schultheis (46)             Vice          Co-Managing Member and Chief              One                  None
142 Hardscrabble Lake Dr.       President,    Executive Officer of the
Chappaqua, NY  10514            Secretary     Adviser; From 1999-2002 Chief
                                and           Operating Officer of Kinetics
                                Treasurer     Asset Management, Inc. and
                                              President of Kinetics Funds
                                              Distributor, Inc.; From
                                              1995-1999 President of Vista
                                              Funds Distributor, Inc.
------------------------------- ------------- --------------------------------- -------------------- ----------------------

--------------------
* The term of office of each Trustee listed above began during the year 2002 and will continue indefinitely.
** Steven R. Samson, as an affiliated person of Alternative Investment Partners, LLC, the Fund's Investment Adviser, is an "interested person" of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.

Board Committees

Audit Committee
     The members of the Audit Committee of the Board of Trustees are Mr. Anderson, Mr. Mann and Ms. Montgomery, each an Independent Trustee. Mr. Andersen is the chairperson of the Audit Committee. The Audit Committee oversees the Fund's financial reporting process, reviews audit results and recommends annually to the Trust a firm of independent certified public accountants and plans to meet at least once annually.

Nominating Committee
     The members of the Nominating Committee of the Board of Trustees are all Independent Trustees and are Ms. Montgomery, Mr. Mann and Mr. Anderson. Ms. Montgomery is the chairperson of the Nomination Committee. The Nominating Committee is responsible for seeking and reviewing candidates for consideration as nominees for Trustees as is from time to time considered necessary or appropriate.

Valuation Committee
     The members of the Valuation Committee of the Board of Trustees are Mr. Mann, Ms. Montgomery and Mr. Anderson, each an Independent Trustees. Mr. Andersen is the chairperson of the Valuation Committee. The Valuation Committee is responsible for monitoring the valuation of portfolio securities and other investments, and, as required by the Trust's valuation policies, when the full Board is not in session, determining the fair value of illiquid and other holdings after consideration of all relevant factors.

Compensation
     Each Trustee who is not affiliated with the Trust or the Adviser will receive an annual salary in the amount of $3,000 per year and shall receive a fee of $500 per meeting attended, as well as reimbursement for any reasonable expenses incurred attending the meetings. Under the Operating Services Agreement, the Adviser will pay the Board of Trustees expenses. The "interested persons" who serve as Trustees of the Trust receive no compensation for their services as Trustees. None of the executive officers receive compensation from the Trust.

     The table below details the amount of compensation the Trustees will receive from the Trust during a year and assumes that the Fund is fully operational and the Trustees have attended all quarterly meetings. Currently, the Trust does not have a bonus, profit sharing, pension or retirement plan.

--------------------- -----------------
Name and Position     Aggregate
                      Compensation
                      From Trust
--------------------- -----------------
Steven R. Samson *          None
Robert Anderson            $5,000
Joy Montgomery             $5,000
Tom Mann                   $5,000
--------------------- -----------------

---------------

* This trustee is deemed to be an interested person as defined in the 1940 Act because of his affiliation with the Adviser.

Management Ownership
     As of August 1, 2002, the Trustees, as a group, owned 0.0% of the Fund's outstanding shares.

CONTROL PERSONS AND PRINCIPAL HOLDERS
--------------------------------------------------------------------------------

     A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledged the existence of control. As of the date of this SAI, the Fund could be deemed to be under control of the Adviser, which had voting authority with respect to approximately 100% of the value of the outstanding interests in the Trust on such date. However, it is expected that once the Fund commences investment operations and its shares are sold to the public that the Adviser's control will be diluted until such time as the Fund is controlled by its shareholders.

INVESTMENT ADVISER, SUB-ADVISERS, AND RESEARCH CONSULTANT
--------------------------------------------------------------------------------

Investment Adviser, Advisory Agreement and Operating Services Contract
     Alternative Investment Partners, LLC, 142 Hardscrabble Lake Dr., Chappaqua, NY 10514, the Fund's Investment Adviser ("Adviser"), is registered as an investment adviser with the Securities and Exchange Commission under the Investment Advisers Act of 1940. Steven R. Samson is the Chief Executive Officer and Co-Managing Member, and Lee W. Schultheis is the Chief Investment Officer and Co-Managing Member of the Adviser and there are no other affiliates to the Adviser.

     Under the terms of the Investment Advisory Agreement (the "Advisory Agreement") between the Trust and the Adviser, the Adviser:

     (1) manages the investment operations of the Fund and the composition of its portfolio, including the purchase, retention and disposition of securities in accordance with the Fund's investment objective,

     (2)  provides  all   statistical,   economic  and   financial   information
          reasonably required by the Fund and reasonably available to the Adviser,

     (3) provides the Custodian of the Fund's securities on each business day with a list of trades for that day, and

     (4) provides persons satisfactory to the Trust's Board of Trustees to act as officers and employees of the Trust.

     Under  the  terms  of  the  Operating  Services  Agreement  (the  "Services
Contract") between the Trust and the Adviser, the Adviser pays the following Fund's expenses, including, without limitation,


     (1) the costs incurred in connection with registration and maintenance of its registration under the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and state securities laws and regulations,
     (2) preparation of and printing and mailing reports, notices and prospectuses to current shareholders,
     (3)  transfer taxes on the sales of the Fund's shares
     (4) custodial, shareholder transfer charges and fees of the Fund's distributor,
     (5)  legal, auditing and accounting expenses,
     (6)  expenses of servicing shareholder accounts,
     (7)  insurance expenses for fidelity and other coverage,
     (8) fees and expenses of Trustees who are not "interested persons" within the meaning of the Investment Company Act of 1940, and
     (9)  expenses of Trustee and shareholder meetings.

     The Services Contract provides that the Fund pays the following Fund's expenses, including, without limitation,

     (1)  transfer taxes on the sales of portfolio securities,
     (2)  brokerage commissions,
     (3)  taxes owed to Federal and State jurisdictions by the Fund, (
     4)   Interest  expense on Fund  borrowing,  and
     (5)  Dividends paid out on short sales.

     The Fund is also liable for such nonrecurring expenses as may arise, including litigation to which the Fund may be a party. The Fund has an obligation to indemnify each of its officers and Trustees with respect to such litigation but not against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

     The Adviser receives an advisory fee, payable monthly, for the performance of its services at an annual rate of 2.50% of the average daily net assets of the Fund. The fee will be accrued daily for the purpose of determining the offering and redemption price of the Fund's shares.

     The Adviser receives an operating services fee, payable monthly, for the performance of its services at an annual rate of 1.24% of the average daily net assets of the Fund. In addition, the Adviser receives 0.25% for services performed under the Shareholder Services Agreement. The fee will be accrued daily for the purpose of determining the offering and redemption price of the Fund's shares.

     The combined effect of the Advisory Agreement, Services Contract and Shareholder Servicing Agreement is to place a cap or ceiling on the Fund's ordinary annual operating expenses at 3.99% of the average daily net assets of the Fund, excepting brokerage commissions and portfolio trading transfer tax, interest on Fund borrowing, dividends paid on short sales, taxes, litigation and other extraordinary expenses.

     The Advisory Agreement, Services Contract and Shareholder Servicing Agreement will continue in effect for two (2) years initially and thereafter shall continue from year to year provided such continuance is approved at least annually by (a) a vote of the majority of the Fund's Independent Trustees, cast in person at a meeting specifically called for the purpose of voting on such approval and by (b) the majority vote of either all of the Fund's Trustees or the vote of a majority of the outstanding shares of the Fund. The Advisory Contract, Services Contract and Shareholder Servicing Agreement may be terminated without penalty on 60 days' written notice by a vote of a majority of the Fund's Trustees or by the Adviser, or by holders of a majority of the Fund's outstanding shares. The Advisory Contract, Services Contract and Shareholder Servicing Agreement shall terminate automatically in the event of its assignment.

Application for Exemptive Order
     The Trust and the Adviser intend to file a request for an exemptive order to permit the Adviser to change sub-advisers for the Fund and to enter into new sub-advisory agreements, without obtaining shareholder approval of the changes. Any such sub-adviser change would continue to be subject to approval by the Board of Trustees. The exemption sought (which is similar to exemptions granted to other investment companies that are operated in a similar manner as the Trust) is intended to facilitate the efficient supervision and management of the sub-advisers by the Adviser and the Trustees.

Research Consultant
     The Adviser has decided to retain the services of a research consultant to aid with the selection of sub-advisers to the Fund. Trust Advisors, LLC (the "Research Consultant"), an investment adviser registered with the Securities and Exchange Commission, located at 1375 Kings Highway East, Suite 400, Fairfield, CT 06430 will provide the Adviser with background information and other such research on Sub-Advisers and prospective sub-advisers. The Adviser utilizes the services of the Research Consultant to conduct a comprehensive review of each Sub-Adviser, its investment process and organization. The Research Consultant shall provide the Adviser with research on a wide range of factors on each Sub-Adviser including, but not limited to, past investment performance during various market conditions, investment strategies and processes used, structures of portfolios and risk management procedures, reputation, experience and training of key personnel, correlation of results with other Sub-Advisers and assets under management and number of clients. The Adviser and/or Research Consultant will conduct interviews of each Sub-Advisers' personnel as well as interviews with third party references and industry sources. The Adviser will allocate the assets of the Fund among each Sub-Adviser based on the research conducted by the Research Consultant. The fees payable with respect to the services provided by the Research Consultant are paid by the Adviser.

Sub-Advisers
     The Trust currently engages the following Sub-Advisers to conduct the investment programs of the Fund pursuant to separate sub-advisory agreements with the Adviser ("Sub-Adviser Agreements"):

CapitalWorks Investment Partners, LLC
     The Adviser has entered into a sub-advisory agreement with CapitalWorks Investment Partners, LLC ("CapitalWorks"), to manage a portion of the Fund's assets. CapitalWorks is located at 402 West Broadway, 25th Floor, San Diego, CA 92101, and is a registered investment adviser. CapitalWorks provides investment advice, management services and portfolio management services to individually managed accounts for high net worth individuals, investment companies, pension and profit sharing plans, pooled investment vehicles, and charitable organizations. Currently, CapitalWorks manages approximately $975 million in assets.

Smith Breeden Associates, Inc.
     The Adviser has entered into a sub-advisory agreement with Smith Breeden Associates, Inc. ("Smith Breeden"), to manage a portion of the Fund's assets. Smith Breeden is located at 100 Europa Drive, Suite 200, Chapel Hill, NC 27517, and is a registered investment adviser. Smith Breeden provides investment advice, management services and portfolio management services to individually managed accounts for high net worth individuals, Banking and Thrift institutions, investment companies, pension and profit sharing plans, pooled investment vehicles, charitable organizations, other corporate entities, state and municipal governments, and other endowments and foundations. Currently, Smith Breeden manages approximately $22 billion in assets.

Twin Capital Management, Inc.
     The Adviser has entered into a sub-advisory agreement with Twin Capital Management, Inc. ("Twin Capital"), to manage a portion of the Fund's assets. Twin Capital is located at 3244 Washington Road, Suite 202, McMurray, PA 15317, and is a registered investment adviser. Twin Capital provides investment advice, management services and portfolio management services to individually managed accounts for high net worth individuals, investment companies, pension and profit sharing plans, pooled investment vehicles, other corporate entities, and state and municipal governments. Currently, Twin Capital manages approximately $411 million in assets.

Zacks Investment Management, Inc.
     The Adviser has entered into a sub-advisory agreement with Zacks Investment Management, Inc. ("Zacks"), to manage a portion of the Fund's assets. Zacks is located at 155 North Wacker Drive, Suite 250, Chicago, IL 60606, and is a registered investment adviser. Zacks provides investment advice, management services and portfolio management services to individually managed accounts for individuals, high net worth individuals, banking or thrift institutions, investment companies, pension and profit sharing plans, and pooled investment vehicles. Currently, Zacks manages approximately $260 million in assets.

Sub-Adviser Agreements
     Each of the Sub-Adviser Agreements provide that the Sub-Adviser will formulate and implement a continuous investment program for the Fund in accordance with the Fund's objective, policies and limitations and any investment guidelines established by the Adviser. Each Sub-Adviser will, subject to the supervision and control of the Adviser, determine in its discretion which issuers and securities will be purchased, held, sold or exchanged by the Fund, and will place orders with and give instruction to brokers and dealers to cause the execution of such transactions. The Sub-Advisers are required to furnish at its own expense all investment facilities necessary to perform its obligations under the Sub-Adviser Agreements.

     Each Sub-Adviser Agreement will continue in effect from year to year, provided it is approved at least annually by a vote of the majority of the Trustees, where applicable, who are not parties to the agreement or interested persons of any such party, cast in person at a meeting specifically called for the purpose of voting on such approval. Each Sub-Adviser Agreement may be terminated without penalty at any time by the Adviser or the Sub-Adviser on 60 days' written notice, and will automatically terminate in the event of its "assignment" (as that term is defined in the 1940 Act).

Approval of the Advisory Agreement and the Sub-Advisers Agreements
     At the organizational meeting of the Board of Trustees held July 30, 2002, the Trustees considered and approved the Advisory Agreement with the Adviser and each of the Sub-Advisory Agreements among the Fund, the Adviser and each Sub-Adviser. The Trustees of the Fund approved the Advisory Agreement and each Sub-Advisory Agreement after concluding that: (1) the fee payable to the Adviser was comparable to other hybrid investment products including several open-end mutual funds currently in existence, considering the level of services to be provided, the research intensive investing strategies that will be utilized, the level of resources available to the Adviser and each Sub-Adviser to implement the strategies, and that each Sub-Adviser would receive a significant portion of the Adviser's fee; (2) that the Adviser has a long standing relationship with the Research Consultant and the Administrator to the Fund; and (3) that fact that the Adviser has capped its fee at 2.50% of the net assets while other similar investment companies have not capped their fees. Codes of Ethics

     The Fund, the Adviser, the Sub-Advisers and the Distributor each have adopted codes of ethics under Rule 17j-1 under the 1940 Act that governs the personal securities transactions of their board members, officers and employees who may have access to current trading information of the Trust. Under the code of ethics, the Trustees are permitted to invest in securities that may also be purchased by the Fund.

THE DISTRIBUTOR
--------------------------------------------------------------------------------

     Quasar Distributors, LLC (the "Distributor") serves as the principal underwriter and national distributor for the shares of the Fund pursuant to a Distribution Agreement with the Trust dated as of July 30, 2002 (the "Distribution Agreement"). The Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934 and each state's securities laws and is a member of the NASD. The offering of the Fund's shares is continuous. The Distribution Agreement provides that the Distributor, as agent in connection with the distribution of Fund shares, will use its best efforts to distribute the Fund's shares. No affiliated persons of the Fund are affiliated persons of the Distributor.

     The Distribution Agreement provides that, unless sooner terminated, it will continue in effect for two years initially and thereafter shall continue from year to year, subject to annual approval by (a) the Board of Trustees or a vote of a majority of the outstanding shares, and (b) by a majority of the Trustees who are not interested persons of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval.

     The Distributor Agreement may be terminated by the Trust at any time, without the payment of any penalty, by vote of a majority of the entire Board of Trustees of the Trust or by vote of a majority of the outstanding shares of the Fund on 60 days' written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on 60 days' written notice to the Trust. The Distributor Agreement will automatically terminate in the event of its assignment.

ALLOCATION OF PORTFOLIO BROKERAGE
--------------------------------------------------------------------------------

     Subject to the supervision of the Trustees, decisions to buy and sell securities for the Fund are made by the Adviser. The Adviser and their appointed Sub-Advisers are authorized by the Trustees to allocate the orders placed by them on behalf of the Fund to brokers or dealers who may, but need not, provide research or statistical material or other services to the Fund or the Adviser for the Fund's use. Such allocation is to be in such amounts and proportions as the Adviser and Sub-Adviser may determine.

     In selecting a broker or dealer to execute each particular transaction, the Adviser will take the following into consideration: o the best net price available; o the reliability, integrity and financial condition of the broker or dealer; o the size of and difficulty in executing the order; and o the value of the expected contribution of the broker or dealer to the investment performance of the Fund on a continuing basis.

     Brokers or dealers executing a portfolio transaction on behalf of the Fund may receive a commission in excess of the amount of commission another broker or dealer would have charged for executing the transaction if the Adviser determines in good faith that such commission is reasonable in relation to the value of brokerage, research and other services provided to the Fund.

     In allocating portfolio brokerage, the Adviser may select brokers or dealers who also provide brokerage, research and other services to other accounts over which the Adviser exercises investment discretion. Some of the services received as the result of Fund transactions may primarily benefit accounts other than the Fund, while services received as the result of portfolio transactions effected on behalf of those other accounts may primarily benefit the Fund.

PORTFOLIO TURNOVER
--------------------------------------------------------------------------------

     The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. The calculation excludes from both the numerator and the denominator (1) securities with maturities at the time of acquisition of one year or less and (2) positions held less than a year. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund. A 100% turnover rate would occur if all of the Fund's portfolio securities were replaced once within a one-year period.

     The Fund will invest portions of its assets to seek short-term capital appreciation. The Fund's investment objective and corresponding investment policies can be expected to cause the portfolio turnover rate to be substantially higher than that of the average equity-oriented investment company.

     Absolute return and arbitrage investment strategies are characterized by a high turnover rate because, in general, many of the opportunities for capital appreciation are of a relatively short time in duration. As an example, in merger arbitrage, the majority of mergers and acquisitions are consummated in less than six months, while tender offers are normally completed in less than two months. Liquidations and certain other types of corporate reorganizations usually require more than six months to complete. The Fund will generally benefit from the timely realization of the opportunity for which it has invested, and a correspondingly high portfolio turnover rate would be consistent with, although it would not necessarily ensure, the achievement of the Fund's investment objective. Short-term trading involves increased brokerage commissions, which expense is ultimately borne by the shareholders.

FUND ADMINISTRATION
--------------------------------------------------------------------------------

     U.S. Bancorp Fund Services, LLC ("U.S. Bancorp") serves as Fund Administrator pursuant to a Fund Administration Servicing Agreement with the Adviser and the Fund. As such, U.S. Bancorp provides all necessary bookkeeping, shareholder recordkeeping services and share transfer services to the Fund. U.S. Bancorp will receive a fund administration fee for the Fund, which will be billed to the Adviser on a monthly basis.

FUND ACCOUNTING AND TRANSFER AGENT
--------------------------------------------------------------------------------

     U.S. Bancorp serves as Fund Accountant and Transfer Agent to the Fund pursuant to a Fund Accounting Servicing Agreement and a Transfer Agent Servicing Agreement with the Adviser. Under the Fund Accounting Servicing Agreement, U.S. Bancorp will provide portfolio accounting services, expense accrual and payment services, fund valuation and financial reporting services, tax accounting services and compliance control services. U.S. Bancorp will receive a fund accountant fee for the Fund, which will be billed to the Adviser on a monthly basis.

     Under the Transfer Agent Servicing Agreement, U.S. Bancorp will provide all of the customary services of a transfer agent and dividend disbursing agent including, but not limited to: (1) receiving and processing orders to purchase or redeem shares; (2) mailing shareholder reports and prospectuses to current shareholders; and (3) providing blue sky services to monitor the number of Fund shares sold in each state. U.S. Bancorp will receive a transfer agent fee, which will be billed to the Adviser on a monthly basis.

CUSTODIAN
--------------------------------------------------------------------------------

     The Custodian for the Trust and the Fund is Custodial Trust Company, an affiliate of Bear, Stearns & Co. Inc., located at 101 Carnegie Center, Princeton, NJ 08540. As Custodian, Custodial Trust Company holds all of securities and cash owned by the Fund. All of the custodian fees will be paid by the Adviser.

DESCRIPTION OF SHARES
--------------------------------------------------------------------------------

     Each share of the Fund has one vote in the election of Trustees. Cumulative voting is not authorized for the Fund. This means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so, and, in that event, the holders of the remaining shares will be unable to elect any Trustees.

     Shareholders of the Fund and any other future series of the Trust will vote in the aggregate and not by series except as otherwise required by law or when the Board of Trustees determines that the matter to be voted upon affects only the interest of the shareholders of a particular series. Matters such as ratification of the independent public accountants and election of Trustees are not subject to separate voting requirements and may be acted upon by shareholders of the Trust voting without regard to series.

     The authorized capitalization of AIP Alternative Strategies Funds consists of 1 billion shares of beneficial interest of $0.001 par value per share. Each share has equal dividend, distribution and liquidation rights. There are no conversion or preemptive rights applicable to any shares of the Fund. All shares issued are fully paid and non-assessable.


PURCHASE, REDEMPTION AND PRICING OF SHARES
--------------------------------------------------------------------------------

Calculation of Share Price
     The net asset value per share of the Fund will be determined on each day when the New York Stock Exchange ("NYSE") is open for business and will be computed by taking the aggregate market value of all assets of the Fund less its liabilities, and dividing by the total number of shares outstanding. Each determination will be made:

(1) by valuing portfolio securities, including open short positions, which are traded on the NYSE, American Stock Exchange and on the NASDAQ National Market System at the last reported sales price on that exchange;

(2) by valuing put and call options which are listed on an exchange , but which are not traded on the valuation date are valued at the mean of the last bid and asked prices.;

(3) by valuing listed securities and put and call options for which no sale was reported on a particular day and securities traded on the over-the-counter market at the mean between the last bid and asked prices; and

(4) by valuing any securities or other assets for which market quotations are not readily available at fair value in good faith and under the supervision of the Trustees, although others may do the actual calculation.

     The Adviser reserves the right to value options at prices other than last sale prices when such last sale prices are believed unrepresentative of fair market value as determined in good faith by the Adviser.

     The share price (net asset value) of the shares of the Fund is determined as of the close of the regular session of trading on the NYSE (currently 4:00 p.m., Eastern Time), on each day the NYSE is open for business. The NYSE is open for business on every day except Saturdays, Sundays and the following holidays:
New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

Trading in Foreign Securities
     Trading in foreign securities may be completed at times that vary from the closing of the NYSE. In computing the net asset value, the Fund values foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE. Some foreign currency exchange rates may also be determined at the latest rate prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Occasionally, events that affect these values and exchange rates may occur between the times at which they are determined and the closing of the NYSE. If these events materially affect the value of portfolio securities, these securities may be valued at their fair value as determined in good faith by the Fund's Board of Trustees.

Purchase of Shares
     Orders for shares received by the Trust in good order prior to the close of business on the NYSE on each day during such periods that the NYSE is open for trading are priced at net asset value per share computed as of the close of the regular session of trading on the NYSE. Orders received in good order after the close of the NYSE, or on a day it is not open for trading, are priced at the close of such NYSE on the next day on which it is open for trading at the next determined net asset value per share.

Redemption of Shares
     The Fund is designed for long-term investors willing to accept the risks associated with a long-term investment. The Fund is not designed for short-term traders whose frequent purchases and redemptions can generate substantial cash flow. These cash flows can unnecessarily disrupt the Fund's investment program. Short-term traders often redeem when the market is most turbulent, thereby forcing the sale of underlying securities held by the Fund at the worst possible time as far as long-term investors are concerned. Additionally, short-term trading drives up the Fund's transaction costs, measured by both commissions and bid/ask spreads, which are borne by the remaining long-term investors. For these reasons, the Fund assesses a 2.00% fee on the redemption of the Fund's shares held for less than one year. Redemption fees will be paid to the Fund to help offset transaction costs. The fee does not apply to any shares purchased through reinvested distributions (dividends and capital gains), or to redemptions made under the Fund's Systematic Withdrawal Plan, as these transactions are typically de minimis. This fee will also not be assessed to participants in employer-sponsored retirement plans that are held at the Fund in an omnibus account (such as 401(k), 403(b), 457, Keogh, Profit Sharing Plans, and Money Purchase Pensions Plans) or to accounts held under trust agreements at a trust institution held at the Fund in an omnibus account, as the Redemption fee will be assessed to these types of accounts at the omnibus account level if the account is held at the Fund for less than one year. The Redemptions fee will also not be assessed to accounts of the Adviser or its affiliates used to capitalize the Fund, as such accounts will be used specifically to control the volatility of shareholder subscriptions and redemption to avoid adverse effects to the Fund.

     The Fund will use the first-in, first-out (FIFO) method to determine the one-year holding period. Under this method, the date of the redemption will be compared to the earliest purchase date of shares held in the account. If this holding period is less than one year, the redemption fee will be assessed. In determining "one year" the Fund will use the anniversary date of a transaction. Thus, shares purchased on September 1, 2002, for example, will be subject to the fee if they are redeemed on or prior to August 31, 2003. If they are redeemed on or after April 5, 2003, the shares will not be subject to the redemption fee. The redemption fee will be applied on redemptions of each investment made by a shareholder that does not remain in the Fund for a one-year period from the date of purchase.

     The Trust will redeem all or any portion of a shareholder's shares of the Fund when requested in accordance with the procedures set forth in the "Redemptions" section of the Prospectus. Under the Investment Company Act of 1940, a shareholder's right to redeem shares and to receive payment therefore may be suspended at times:

     (a) when the NYSE is closed, other than customary weekend and holiday closings;
     (b)  when trading on that exchange is restricted  for any reason;
     (c) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, provided that applicable rules and regulations of the Securities and Exchange Commission (or any succeeding governmental authority) will govern as to whether the conditions prescribed in (b) or (c) exist; or
     (d) when the Securities and Exchange Commission by order permits a suspension of the right to redemption or a postponement of the date of payment on redemption.

     In case of suspension of the right of redemption, payment of a redemption request will be made based on the net asset value next determined after the termination of the suspension.

     Supporting documents in addition to those listed under "Redemptions" in the Fund's prospectus will be required from executors, administrators, trustees, or if redemption is requested by someone other than the shareholder of record. Such documents include, but are not restricted to, stock powers, trust instruments, certificates of death, appointments as executor, certificates of corporate authority and waiver of tax required in some states when settling estates.

TAX STATUS
--------------------------------------------------------------------------------

     The Fund has qualified and elected to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), and intends to continue to so qualify, which requires compliance with certain requirements concerning the sources of its income, diversification of its assets, and the amount and timing of its distributions to shareholders. Such qualification does not involve supervision of management or investment practices or policies by any government agency or bureau. By so qualifying, the Fund will not be subject to federal income or excise tax on its net investment income or net capital gain which are distributed to shareholders in accordance with the applicable timing requirements. Net investment income and net capital gain of the Fund will be computed in accordance with Section 852 of the Code.

     The Fund intends to distribute all of its net investment income, any excess of net short-term capital gains over net long-term capital losses, and any excess of net long-term capital gains over net short-term capital losses in accordance with the timing requirements imposed by the Code and therefore will not be required to pay any federal income or excise taxes. Distributions of net investment income and net capital gain will be made after June 30, the end of each fiscal year, and no later than December 31 of each year. Both types of distributions will be in shares of the Fund unless a shareholder elects to receive cash.

     If the Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such the Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Shareholders of the a Fund would not be liable for income tax on the Fund's net investment income or net realized capital gains in their individual capacities. Distributions to shareholders, whether from the Fund's net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of the Fund.

     The  Fund  is  subject  to  a  4%  nondeductible   excise  tax  on  certain
undistributed amounts of ordinary income and capital gain under a prescribed formula contained in Section 4982 of the Code. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund's ordinary income for the calendar year and at least 98% of its capital gain net income (i.e., the excess of its capital gains over capital losses) realized during the one-year period ending October 31 during such year plus 100% of any income that was neither distributed nor taxed to the Fund during the preceding calendar year. Under ordinary circumstances, the Fund expects to time its distributions so as to avoid liability for this tax.

     Net investment income is made up of dividends and interest less expenses. Net capital gain for a fiscal year is computed by taking into account any capital loss carryforward of the Fund.

     The following discussion of tax consequences is for the general information of shareholders that are subject to tax. Shareholders that are IRAs or other qualified retirement plans are exempt from income taxation under the Code.

     Distributions of taxable net investment income and the excess of net short-term capital gain over net long-term capital loss are taxable to shareholders as ordinary income.

     Distributions of net capital gain ("capital gain dividends") are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of the Fund have been held by such shareholders.

     A redemption of Fund shares by a shareholder will result in the recognition of taxable gain or loss depending upon the difference between the amount realized and his tax basis in his Fund shares. Such gain or loss is treated as a capital gain or loss if the shares are held as capital assets However, any loss realized upon the redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as capital gain dividends during such six-month period. All or a portion of any loss realized upon the redemption of shares may be disallowed to the extent shares are purchased (including shares acquired by means of reinvested dividends) within 30 days before or after such redemption.

     Distributions of taxable net investment income and net capital gain will be taxable as described above, whether received in shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date.

     All distributions of taxable net investment income and net capital gain, whether received in shares or in cash, must be reported by each taxable shareholder on his or her federal income tax return. Dividends or distributions declared in October, November or December as of a record date in such a month, if any, will be deemed to have been received by shareholders on December 31, if paid during January of the following year. Redemptions of shares may result in tax consequences (gain or loss) to the shareholder and are also subject to these reporting requirements.

     Under the Code, the Fund will be required to report to the Internal Revenue Service all distributions of taxable income and capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of taxable net investment income and net capital gain and proceeds from the redemption or exchange of the shares of a regulated investment company may be subject to withholding of federal income tax in the case of non-exempt shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law, or if the Fund is notified by the IRS or a broker that withholding is required due to an incorrect TIN or a previous failure to report taxable interest or dividends. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.

     Shareholders of the Fund may be subject to state and local taxes on distributions received from the Fund and on redemptions of the Fund's shares.

     A brief explanation of the form and character of the distribution accompany each distribution. In January of each year the Fund issues to each shareholder a statement of the federal income tax status of all distributions.

     The Fund is organized as a Delaware business trust and generally will not be liable for any income or franchise tax in the State of Delaware. If the Fund qualifies as a regulated investment company for federal income tax purposes and pays no federal income tax, it generally will also not be liable for New York State income taxes, other than a nominal corporation franchise tax (as adjusted by the applicable New York State surtaxes).

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

Total Return

     Average annual total return quotations that may be used in the Fund's advertising and promotional materials are calculated according to the following formulas:

               P(1+T)n = ERV

        Where:        P  =  a hypothetical initial payment of $1,000
                      T  =  average annual total return
                      n  =  number of years
                      ERV= ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period.

     Under the foregoing formula, the time periods used in any advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication. Average annual total return, or "T" in the above formula, is computed by finding the average annual compounded rates of return over the period that would equate the initial amount invested to the ending redeemable value. Average annual total return assumes the reinvestment of all dividends and distributions.

     The calculation assumes an initial $1,000 payment and assumes all dividends and distributions by the Fund are reinvested at the price stated in the Prospectus on the reinvestment dates during the period, and includes all recurring fees that are charged to all shareholder accounts.

The following formula is used to calculate average annual returns after taxes before liquidations:

               P(1+T)n = ATVD

        Where:        P  =  a hypothetical initial payment of $1,000.
                      T  =  average annual total return.
                      n  =  number of years in the base period.
                      ATVD = ending value of a hypothetical $1,000 payment made at the beginning of the base period at the end of the base period, after taxes on Fund distributions but not after taxes on redemption.


The following formula is used to calculate average annual returns after taxes after liquidations:

               P(1+T)n = ATVDR

        Where:        P  =  a hypothetical initial payment of $1,000.
                      T  =  average annual total return.
                      n  =  number of years in the base period.
                      ATVDR = ending value of a hypothetical $1,000 payment made at the beginning of the base period at the end of the base period, after taxes on Fund distributions and redemption.

     The Fund may also calculate total return on a cumulative basis that reflects the cumulative percentage change in value over the measuring period. The formula for calculating cumulative total return can be expressed as follows:

                  Cumulative Total Return = [ (ERV) - 1 ]
                                              -----

Other Information
     The Fund's performance data quoted in any advertising and other promotional materials represents past performance and is not intended to predict or indicate future results. The return and principal value of an investment in the Fund will fluctuate, and an investor's redemption proceeds may be more or less than the original investment amount.

Comparison of Fund Performance
     The performance of the Fund may be compared to data prepared by Lipper Analytical Services, Inc., Morningstar, Inc. or other independent services which monitor the performance of investment companies, and may be quoted in advertising in terms of its ranking in each applicable universe. In addition, the Fund may use performance data reported in financial and industry publications, including Barron's, Business Week, Forbes, Fortune, Investor's Daily, IBC/Donoghue's Money Fund Report, Money Magazine, The Wall Street Journal and USA Today.

     The Fund may from time to time use the following unmanaged index for performance comparison purposes: 90-day U.S. Treasury bill, constant maturity.

     S&P 500 Index -- the S&P 500 is an index of 500 stocks designed to mirror the overall equity market's industry weighting. Most, but not all, large capitalization stocks are in the Index. There are also some small capitalization names in the Index. Standard & Poor's Corporation maintain the Index. It is market capitalization weighted. There are always 500 issuers in the S&P 500. Standard & Poor's makes changes as needed.

INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

     The Fund has selected PricewaterhouseCoopers LLP, 100 East Wisconsin Avenue, Suite 1500, Milwaukee, WI 53202, as its independent accountants.

LEGAL COUNSEL
--------------------------------------------------------------------------------

Spitzer & Feldman P.C., 405 Park Avenue, New York, NY 10022, serves as the Trust's legal counsel.

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     Attached hereto are the financial statements indicating the seed capital of the Fund as audited by PricewaterhouseCoopers LLP.

                        Report of Independent Accountants

To the Board of Trustees and Shareholders of Alpha Strategies I Fund

In our opinion, the accompanying statement of assets and liabilities presents fairly, in all material respects, the financial position of Alpha Strategies I Fund (a series of AIP Alternative Strategies Funds, hereafter referred to as the "Fund") at July 11, 2002, in conformity with accounting principles generally accepted in the United States of America. This financial statement is the responsibility of the Fund's management; our responsibility is to express an opinion on this financial statement based on our audit. We conducted our audit of this financial statement in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Milwaukee, Wisconsin
July 16, 2002

                        AIP Alternative Strategies Funds
                       Statement of Assets and Liabilities
                                  July 11,2002
                                              Alpha Strategies I Fund
Assets:
Cash                                                         $  100,000

Total Assets                                                 $  100,000

Liabilities:
Total Liabilities                                            $        -

Net Assets                                                   $  100,000

Net Assets consist of:
Paid in Capital                                              $  100,000

Total Net Assets                                             $  100,000

Shares Outstanding                                           $   10,000
(unlimited shares authorized, $0.001 par value)

Net Asset Value Per Share
($100,000/10,000)                                            $    10.00


--------------------------------------------------------------------------------
AIP Alternative Strategies Funds
Notes to Financial Statement
July 11, 2002
--------------------------------------------------------------------------------


NOTE 1.

Organization: AIP Alternative Strategies Funds (the "Trust") was organized as a Delaware business trust on April 12, 2002. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust is an open-ended management investment company issuing one series of shares to investors, Alpha Strategies I Fund (the "Fund"). The Fund is a non-diversified series and seeks to achieve consistent absolute returns with low correlation to traditional financial market indices by engaging in various relative value and securities arbitrage strategies. The Fund has had no operations to date. The fiscal year end of the Fund is July 31.

NOTE 2.

Security Valuation: Portfolio securities that are listed on a U.S. securities exchange (whether domestic or foreign) or the Nasdaq Stock Market ("NSM") for which price quotations are readily available are valued at the last quoted price as of 4:00 p.m. Eastern time on the day the valuation is made. Open short positions that are traded on the NYSE, American Stock Exchange and on the Nasdaq National Market System are valued at the last reported sales price on that exchange. Listed securities and put and call options for which no sale was reported on a particular day and securities traded over-the-counter market are valued at the mean between the last bid and asked prices. Fixed-income securities (other than obligations having a maturity of 60 days or less) are normally valued on the basis of quotes obtained from pricing services, which take into account appropriate factors such as institutional sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Instruments purchased with remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value. Securities and other assets for which market quotations are not readily available (including restricted securities) will be valued in good faith at fair value under the supervision of the Trustees.

Repurchase Agreements: The Fund may enter into repurchase agreements with a member bank of the Federal Reserve System or recognized securities dealer. It is the Trust's policy that the Fund will receive, as collateral, securities whose market value, including accrued interest, at all times will be at least equal to 100% of the amount invested by the Fund in each repurchase agreement. If the seller defaults, and the value of the collateral declines, realization of the collateral by the Fund may be delayed or limited.

Written Option Accounting: The Fund may write (sell) both covered and uncovered options. When a Fund writes (sells) an option, an amount equal to the premium received by the Fund is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. By writing an option, the Fund may become obligated during the term of the option to deliver or purchase the securities underlying the option at the exercise price if the option is exercised. Option contracts are valued at the average of the current bid and asked price reported on the day of valuation. When an option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain or a loss if the cost of closing the transaction differs from the premium received when the option was sold without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When an option is exercised, the premium originally received decreases the cost basis of the underlying security (or increases the proceeds on securities sold) and the Fund realizes a gain or loss from the sale of the security (or closing of the sale). As collateral for uncovered written options, the Fund is required under the 1940 Act to maintain assets consisting of cash, cash equivalents, or liquid securities. This collateral is required to be adjusted daily to reflect the market value of the purchase obligation for put options or the market value of the instrument underlying the contract, but not less than the strike price, for call options.

Short Sales: The Fund may use short selling to reduce the risks associated with certain merger arbitrage investments. The purpose of the short sale is to protect against a decline in the market value of the acquiring company's securities prior to the completion of the acquisition. Should the acquisition be called off, or otherwise not completed, the Fund may realize losses on both its long position in the target company's shares and its short position in the acquirer's securities. For financial statement purposes, an amount equal to the settlement amount is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short positions. Subsequent fluctuations in market prices of securities sold short may require purchasing the securities at prices which may differ from the market value reflected on the Statement of Assets and Liabilities. The Fund is liable for any dividends paid on securities sold short. At all times when the Fund does not own securities which are sold short, the Fund will maintain long securities available for collateral equal in value on a daily marked-to-market basis to the securities sold short.

Federal Income Taxes: The Trust intends to qualify and elect to be treated as a regulated investment company under the Internal Revenue Code. The Trust intends to distribute the requisite investment company net taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is recorded.

Use of Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Distributions  to  Shareholders:   Dividends  from  net  investment  income  and
distributions of net realized capital gains, if any, will be declared and paid at least annually.

Organizational Expenses: The expenses associated with the organization of the Trust and the initial public offering are paid fully by Alternative Investment Partners, LLC (the "Advisor"). The organizational expenses totaled $79,473. The Fund has no obligation, and it is not intended that the Advisor recover the organizational expenses due to the Operating Services Agreement the Advisor has with the Fund. Refer to Note 3, Investment Advisory Agreements, to obtain more information about the Operating Services Agreement.

NOTE 3.

Investment Advisory Agreements: The Fund has entered into an investment advisory agreement with Alternative Investment Partners, LLC (the "Advisor"), whereby the Advisor receives an annual advisory fee of 2.50% of the Fund's average daily assets. The Advisor has also entered into an Operating Services Agreement with the Fund to provide virtually all day-to-day operational services to the Fund. The Fund pays the Advisor an annual operating service fee of 1.24% of the Fund's average daily assets. The Advisor pays all the fees and expenses associated with the services it provides, including, but not limited to, expenses of legal compliance, shareholder communications, and meetings of the shareholders. The Advisor also pays all the expenses related to marketing the Fund and related bookkeeping. The Advisor is responsible for paying fees to various shareholder servicing agents for performing shareholder servicing functions and maintaining shareholder accounts. For this service, the Advisor receives an annual shareholder service fee equal to 0.25% of the Fund's average daily net assets. The combined effect of the Advisory Agreement, Operating Services Agreement, and the shareholder servicing fee is to place a cap or ceiling on the Fund's annual operating expenses at 3.99%.

NOTE 4.

Capital Stock: The authorized capitalization of the Trust consists of an unlimited number of shares, with $0.001 par value per share. Each share has equal dividend, distribution and liquidation rights. There are no conversion or preemptive rights applicable to any shares of the Fund. All shares issued are fully paid and non-assessable.

NOTE 5.

Control Persons: As of July 11, 2002, the Advisor owned all of the outstanding shares of the Fund. A shareholder that owns, directly or indirectly, more than 25% of a Fund's voting securities may be deemed a "control person" (as defined in the 1940 Act) of the Fund.